Exhibit 10.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
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Debtors.	:	(Jointly Administered)
x

FINAL ORDER (I) AUTHORIZING DEBTORS TO OBTAIN POSTPETITION

FINANCING PURSUANT TO SECTION 364 OF THE BANKRUPTCY CODE,

(II) AUTHORIZING THE USE OF CASH COLLATERAL PURSUANT TO SECTION 363

OF THE BANKRUPTCY CODE, (III) GRANTING ADEQUATE PROTECTION TO THE

PREPETITION SECURED PARTIES, (IV) GRANTING LIENS AND SUPERPRIORITY

CLAIMS, AND (V) MODIFYING THE AUTOMATIC STAY

Upon the motion, dated May 20, 2019 (the “Motion”), of the Borrower (as defined below), and the other debtors and debtors-in-possession (collectively, the “Debtors”), in the above-referenced chapter 11 cases (the “Cases”), seeking (among other things) entry of a final order (this “Final Order”) pursuant to sections 105, 361, 362, 363(b), 363(c)(2), 364(c)(l), 364(c)(2), 364(c)(3), 364(d)(l), 364(e), 503, 507, and 552 of title 11 of the United States Code (as amended, the “Bankruptcy Code”), Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 4001-2 of the Local Bankruptcy Rules for the United States Bankruptcy Court for the Southern District of New York (the “Local Rules”), that, among other things:

(i)                                     authorizes the Debtor designated as “Borrower” under, and as defined in, the DIP Credit Agreement (as defined below) (the “Borrower”) to obtain, and the guarantors (the “DIP Guarantors”) under the DIP Loan Documents (as defined below) to unconditionally guaranty, jointly and severally, the Borrower’s obligations in respect of, a senior secured priming and superpriority postpetition term loan facility in a principal amount of up to

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are: Aegerion Pharmaceuticals, Inc. (0116); and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

$20,000,000 (the “DIP Facility” and the loans extended under the DIP Facility, the “DIP Loans”), pursuant to the terms of (x) this Final Order, (y) that certain Debtor-in-Possession Credit Agreement (as the same may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms, the “DIP Credit Agreement”),(2) by and among the Borrower, the DIP Guarantors, Cantor Fitzgerald Securities, as administrative agent and collateral agent (in such capacities, collectively, the “DIP Agent”), and the other financial institutions party to the DIP Credit Agreement as “Lenders” under, and as defined in, the DIP Credit Agreement (collectively, the “DIP Lenders,” and together with the DIP Agent and any other party to which DIP Obligations (as defined below) are owed, the “DIP Secured Parties”), in substantially the form attached hereto, and (z) any and all other Loan Documents (as defined in the DIP Credit Agreement, and together with the DIP Credit Agreement, collectively, the “DIP Loan Documents”), to fund, among other things, ongoing working capital, general corporate expenditures and other financing needs of the Debtors;

(ii)                                  approves the terms of, and authorizes the Debtors to execute and deliver, and perform under, the DIP Loan Documents and authorizes and directs the Debtors to perform such other and further acts as may be required in connection with the DIP Loan Documents and this Final Order;

(iii)                               grants (x) to the DIP Agent, for the benefit of itself and the other DIP Secured Parties, Liens on all of the Adequate Protection Collateral (as defined below) pursuant to sections 364(c)(2), 364(c)(3) and 364(d) of the Bankruptcy Code, which Liens (1) shall be senior to the Primed Liens (as defined below) and (2) shall be junior solely to any valid, enforceable and non-avoidable Liens that are (A) in existence on the Petition Date (as defined below), (B) either perfected as of the Petition Date or perfected subsequent to the Petition Date solely to the extent permitted by section 546(b) of the Bankruptcy Code, and (C) senior in priority to the Prepetition Liens (as defined below) (all such Liens described in clause (iii)(x)(2), collectively, the “Prepetition Prior Liens”) and (y) to the DIP Secured Parties, pursuant to section 364(c)(1) of the Bankruptcy Code, superpriority administrative claims having recourse to all prepetition and postpetition property of the Debtors’ estates (on the terms set forth herein), now owned or hereafter acquired and the proceeds of each of the foregoing;

(iv)                              authorizes the Debtors to use “cash collateral,” as such term is defined in section 363 of the Bankruptcy Code (the “Cash Collateral”), including(3) Cash Collateral in which the Prepetition Secured Parties (as defined below) and/or the DIP Secured Parties have a Lien or other interest, in each case whether existing on the Petition Date, arising pursuant to this Final Order or otherwise;

(2)                                 Unless otherwise specified herein, all capitalized terms used herein without definition shall have the respective meanings given to such terms in the DIP Credit Agreement. The DIP Credit Agreement shall be modified to reflect such changes as necessary to conform to the terms of this Final Order and a copy of the final DIP Credit Agreement shall be filed with the Court.

(3)                                 As used herein, the words “including” or “include” and variations thereof shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation.”

(v)                                 vacates the automatic stay imposed by section 362 of the Bankruptcy Code solely to the extent necessary to implement and effectuate the terms and provisions of the DIP Loan Documents and this Final Order;

(vi)                              grants the Prepetition Secured Parties, as of the Petition Date and in accordance with the relative priorities set forth herein, the Prepetition Secured Party Adequate Protection (as defined below), solely to the extent of any diminution in the value of their respective interests in the Prepetition Collateral, which consists of, among other things, Adequate Protection Liens (as defined below), Adequate Protection Superiority Claims (as defined below), and current payment of accrued and unpaid prepetition and postpetition interest at the non-default rate, payment of certain specified postpetition payments due to the Prepetition Secured Parties, and reimbursable fees and expenses;

(vii)                           waives certain rights of the Debtors to surcharge collateral pursuant to section 506(c) of the Bankruptcy Code; and

(viii)                        provides for the immediate effectiveness of this Final Order and waives any applicable stay (including under Bankruptcy Rule 6004) to permit such immediate effectiveness.

Having considered the Motion, the DIP Credit Agreement, the Declaration of John R. Castellano, (the “First Day Declaration”), the evidence submitted or proffered at the hearing on the Motion, and the evidence submitted or proffered at the May 20, 2019 interim hearing on this Final Order (the “Final Hearing”); and in accordance with Bankruptcy Rules 2002, 4001(b), 4001(c), and 4001(d) and 9014 and all applicable Local Rules, notice of the Motion and the Final Hearing having been provided; a Final Hearing having been held and concluded on June 27, 2019; and it appearing that approval of the relief requested is fair and reasonable and in the best interests of the Debtors, their creditors, their estates and all parties in interest, and is essential for the continued operation of the Debtors’ business and the preservation of the value of the Debtors’ assets; and it appearing that the Debtors’ entry into the DIP Credit Agreement is a sound and prudent exercise of the Debtors’ business judgment; and after due deliberation and consideration, and good and sufficient cause appearing therefor:

THIS COURT MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:(4)

A.                                    Petition Date. On May 20, 2019 (the “Petition Date”), each of the Debtors filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York (this “Court”). The Debtors have continued in the management and operation of their businesses and properties as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. An official committee of unsecured creditors was appointed on May 29, 2019 (the “Committee”). No trustee or examiner has been appointed in the Cases.

B.                                    Jurisdiction and Venue. This Court has core jurisdiction over the Cases, the Motion and the parties and property affected hereby pursuant to 28 U.S.C. §§ 157(b) and 1334. Venue for the Cases and proceedings on the Motion is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409. The statutory and other predicates for the relief granted herein are sections 105, 361, 362, 363, 364, 507 and 552 of the Bankruptcy Code, Bankruptcy Rules 2002, 4001, 6004, and 9014 and the Local Rules.

C.                                    Notice. Notice of the Final Hearing and the Motion, and the relief requested therein, complies with Bankruptcy Rules and the Local Rules, and no other notice need be provided for entry of this Final Order.

D.                                    Debtors’ Stipulations Regarding the Prepetition Facilities. The findings set forth in paragraphs D through E below constitute representations, stipulations, and acknowledgements and agreement of the Debtors on their own behalf but not on behalf of their estates except as expressly provided in Paragraph 5 hereof and are subject in each case to the rights

(4)                                 Findings of fact shall be construed as conclusions of law, and conclusions of law shall be construed as findings of fact, as appropriate, pursuant to Bankruptcy Rule 7052.

of the Committee and other parties-in-interest to assert a Challenge pursuant to Paragraph 5 hereof. Accordingly, the Debtors, on their behalf admit, stipulate, acknowledge, and agree (Paragraphs D and E hereof shall be referred to herein collectively as the “Debtors’ Stipulations”) as follows:

(i)                                     Prepetition Bridge Loan Credit Facility. Pursuant to that certain Bridge Credit Agreement dated as of November 8, 2018 (as amended, restated or otherwise modified from time to time, the “Prepetition Bridge Loan Credit Agreement,” and collectively with any other agreements and documents executed or delivered in connection therewith, including the “Loan Documents” as defined therein, each as may be amended, restated, supplemented, or otherwise modified from time to time, the “Prepetition Bridge Loan Documents”), among (a) Aegerion Pharmaceuticals, Inc. (the “Borrower”), as borrower, (b) the other financial institutions party thereto as “Lenders” (collectively, in their capacity as such, the “Prepetition Bridge Lenders”), and (c) Cantor Fitzgerald Securities, as administrative agent and collateral agent ( in such capacities, the “Prepetition Agent” and, together with the Prepetition Bridge Lenders and any other party to which Prepetition Bridge Loan Obligations (as defined below) are owed, the “Prepetition Bridge Loan Secured Parties”), the Prepetition Bridge Loan Secured Parties agreed to extend loans and other financial accommodations to, the Borrower pursuant to the Prepetition Bridge Loan Documents. All obligations of the Debtors arising under the Prepetition Bridge Loan Credit Agreement (including all “Roll Up Loans” (the “Roll Up Loans”) and the other “Obligations”, each as defined therein) or the other Prepetition Bridge Loan Documents shall collectively be referred to herein as the “Prepetition Bridge Loan Obligations.”

(ii)                                  Novelion Intercompany Loan Credit Agreement. Pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of March 15, 2018, between the Novelion Therapeutics Inc. (“Novelion” and, collectively with the Prepetition Bridge Loan

Secured Parties, the “Prepetition Secured Parties”) and the Borrower (as amended by Amendment No. 1 and Consent, dated as of November 8, 2018 and as further amended, modified, restated, replaced or supplemented from time to time, the “Novelion Intercompany Loan Agreement” and, together with the Bridge Loan Credit Agreement, the “Prepetition Credit Agreements”), and collectively with any other agreements and documents executed or delivered in connection therewith, including the “Loan Documents” as defined therein, each as may be amended, restated, supplemented, or otherwise modified from time to time, the “Novelion Intercompany Loan Documents” and, collectively with the Prepetition Bridge Loan Documents, the “Prepetition Loan Documents”), Novelion agreed to extend loans and other financial accommodations to, the Borrower pursuant to the Novelion Intercompany Loan Documents. All obligations of the Debtors arising under the Novelion Intercompany Loan Agreement (including the “Obligations”, as defined therein, whether or not arising under the Novelion Loan Documents) or the other Novelion Intercompany Loan Documents, whether presently existing or arising in the future, shall collectively be referred to herein as the “Novelion Intercompany Loan Obligations”. Pursuant to the Subordination Agreement (defined below), the Prepetition Bridge Loan Secured Parties agreed not to challenge, join, direct, support or encourage any other party in challenging or seeking to challenge, the Novelion Intercompany Loan Obligations in the original aggregate amount of $25 million (subject to reduction for certain repayments authorized under the Prepetition Loan Documents) (the “Non-Contested Novelion Intercompany Amount” and, collectively with the Prepetition Bridge Loan Obligations, the “Prepetition Obligations”).

(iii)                               Prepetition Liens and Prepetition Collateral. Pursuant to the Collateral Documents (each as defined in the Prepetition Credit Agreements) (as such documents were amended, restated, supplemented, or otherwise modified from time to time, the “Prepetition

Collateral Documents”), by and among each of the Loan Parties party thereto (the “Grantors”), Novelion and the Prepetition Agent, each Grantor granted to (i) the Prepetition Agent, for the benefit of itself and the other Prepetition Bridge Loan Secured Parties, to secure the Prepetition Bridge Loan Obligations, a first priority security interest in and continuing Lien (the “Prepetition Bridge Loan Liens”) on substantially all of such Grantor’s assets and properties (which, for the avoidance of doubt, includes Cash Collateral) and all proceeds, products, accessions, rents, and profits thereof, in each case whether then owned or existing or thereafter acquired or arising, subject to the terms of the Subordination Agreement (as defined below) with respect to the Roll Up Loans and (ii) Novelion, to secure the Novelion Intercompany Loan Obligations, a first priority security interest in and continuing Lien (the “Novelion Intercompany Loan Liens” and, collectively with the Prepetition Bridge Loan Liens, the “Prepetition Liens”) on substantially all of such Grantor’s assets and properties (which, for the avoidance of doubt, includes Cash Collateral) and all proceeds, products, accessions, rents, and profits thereof, in each case whether then owned or existing or thereafter acquired or arising, subject to the terms of the Subordination Agreement. All “Collateral” as defined in the Prepetition Credit Agreements granted or pledged by such Grantors pursuant to any Prepetition Collateral Document or any other Prepetition Loan Document shall collectively be referred to herein as the “Prepetition Collateral.” As of the Petition Date, (I) the Prepetition Bridge Loan Liens and the Novelion Intercompany Loan Liens supporting the Non-Contested Novelion Intercompany Amount (a) are legal, valid, binding, enforceable, and perfected Liens, (b) were granted to, or for the benefit of, the Prepetition Bridge Loan Secured Parties and Novelion (as applicable) for fair consideration and reasonably equivalent value, (c) are not subject to avoidance, recharacterization, or subordination pursuant to the Bankruptcy Code or applicable non-bankruptcy law (except for the priming contemplated herein), and (d) are subject and subordinate only to (A) the DIP Liens (as defined below), (B) the Carve-Out (as defined below), (C) the Permitted Liens (as defined in the Prepetition Bridge Loan Credit Agreement), (D) solely with respect to the Novelion Intercompany Loan Liens, the Prepetition Bridge Loan Liens, and (E) solely with respect to the Prepetition Liens securing the Roll Up Loans, as and to the extent set forth in the Subordination Agreement, the Novelion Intercompany Loan Liens, and (II) (w) the Prepetition Bridge Loan Obligations and the Non-Contested Novelion Intercompany Amount constitute legal, valid, and binding obligations of the applicable Debtors, enforceable in accordance with the terms of the applicable Prepetition Loan Documents (other than in respect of the stay of enforcement arising from section 362 of the Bankruptcy Code), (x) no setoffs, recoupments, offsets, defenses, or counterclaims to any of the Prepetition Bridge Loan Obligations or the Non-Contested Novelion Intercompany Amount exist, (y) no portion of the Prepetition Bridge Loan Obligations or the Non-Contested Novelion Intercompany Amount or any payments made to any or all of the Prepetition Bridge Loan Secured Parties or Novelion on account of the Non-Contested Novelion Intercompany Amount are subject to avoidance, disallowance, disgorgement, recharacterization, recovery, subordination, attack, offset, counterclaim, defense, or “claim” (as defined in the Bankruptcy Code) of any kind pursuant to the Bankruptcy Code or applicable non-bankruptcy law, and (z) any guarantee under the Collateral Documents (as defined in the Prepetition Bridge Loan Credit Agreement) shall continue in full force and effect to unconditionally guaranty the Prepetition Bridge Loan Obligations and the Non-Contested Novelion Intercompany Amount notwithstanding any use of Cash Collateral permitted hereunder or any financing and financial accommodations extended by the DIP Secured Parties to the Debtors pursuant to the terms of this Final Order or the DIP Loan Documents.

(iv)                              Amounts Owed under Prepetition Loan Documents. As of the

Petition Date, the applicable Debtors owed the Prepetition Bridge Loan Secured Parties, pursuant to the Prepetition Bridge Loan Documents, without defense, counterclaim, reduction or offset of any kind, in respect of loans made and other financial accommodations made by the Prepetition Bridge Loan Secured Parties, an aggregate principal amount of not less than $72,976,717 with respect to the bridge loan facility, which amount includes a principal amount of not less than $22,500,000 with respect to the Roll-Up Loans, plus all accrued and hereafter accruing and unpaid interest thereon and any additional fees, expenses (including any reasonable attorneys’, accountants’, appraisers’, and financial advisors’ fees and expenses that are chargeable or reimbursable under the Prepetition Bridge Loan Documents), and other amounts now or hereafter due under the Prepetition Bridge Loan Documents. As of the Petition Date, the applicable Debtors owed Novelion an aggregate principal amount of not less than $36,340,173 pursuant to the Novelion Intercompany Loan Agreement of which amount, $19,393,700 is the outstanding Non-Contested Novelion Intercompany Amount, plus all accrued and hereafter accruing and unpaid interest thereon and any additional fees, expenses (including any reasonable attorneys’, accountants’, appraisers’, and financial advisors’ fees and expenses that are chargeable or reimbursable under the Novelion Intercompany Loan Documents), and other amounts now or hereafter due under the Novelion Intercompany Loan Documents.

(v)                                 Release of Claims. Subject in all respects to the investigation and challenge rights set forth in Paragraph 5 below, each Debtor on its own behalf but not on behalf of their estates, shall be deemed to have forever waived, discharged, and released each of (i) the Prepetition Bridge Loan Secured Parties, (ii) Novelion, and (iii) each of their respective affiliates, assigns or successors and the respective members, managers, equity holders, affiliates, agents, attorneys, financial advisors, consultants, officers, directors, employees and other representatives of the foregoing (all of the foregoing, collectively, in such capacity, the “Prepetition Secured Party Releasees”) from any and all “claims” (as defined in the Bankruptcy Code), counterclaims, causes of action (including causes of action in the nature of “lender liability”), defenses, setoff, recoupment, other offset rights and other rights of disgorgement or recovery against any and all of the Prepetition Secured Party Releasees, whether arising at law or in equity, relating to and/or otherwise in connection (as applicable) with the Prepetition Bridge Loan Obligations, the Prepetition Bridge Loan Liens, the Non-Contested Novelion Intercompany Amount or the debtor-creditor relationship between any of the Prepetition Bridge Loan Secured Parties, on the one hand, and any of the Debtors, on the other hand, including (I) any recharacterization, subordination, avoidance, disallowance or other claim arising under or pursuant to section 105 or chapter 5 of the Bankruptcy Code or under any other similar provisions of applicable state law, federal law, or municipal law and (II) any right or basis to challenge or object to the amount, validity, or enforceability of the Prepetition Bridge Loan Obligations, the Non-Contested Novelion Intercompany Amount, or any payments or other transfers made on account of the Prepetition Bridge Loan Obligations or the Non-Contested Novelion Intercompany Amount, or the validity, enforceability, priority, or non-avoidability of the Prepetition Liens securing the Prepetition Bridge Loan Obligations and the Non-Contested Novelion Intercompany Amount, including any right or basis to seek any disgorgement or recovery of payments of cash or any other distributions or transfers previously received by any of the Prepetition Secured Party Releasees in respect of the Prepetition Bridge Loan Obligations or the Non-Contested Novelion Intercompany Amount.

E.                                     Cash Collateral. The Debtors represent, stipulate, acknowledge, and agree, on their own behalf and not on behalf of the estates, and subject to the rights granted to the Committee and other parties in interest pursuant to Paragraph 5 hereof, that all of the Debtors’

cash, including any cash in deposit accounts of the Debtors, wherever located, constitutes Cash Collateral of the Prepetition Secured Parties.

F.                                      Subordination Agreement. The Subordination Agreement dated as of November 8, 2018 (as amended, restated, supplemented, or otherwise modified in accordance with its terms, the “Subordination Agreement”) among the Prepetition Bridge Loan Secured Parties, Novelion and Novelion Services USA, Inc. (“Novelion Services”) sets forth subordination and other provisions governing the relative priorities and rights of the Prepetition Bridge Loan Secured Parties and the Prepetition Bridge Loan Obligations and Prepetition Bridge Loan Liens, on the one hand, and the indebtedness and obligations of the Debtors to Novelion and Novelion Services, on the other hand, including (a) the Novelion Intercompany Loan Obligations and the Novelion Intercompany Liens and (b) any other documentation providing for any payment obligation of the Debtors or any subsidiary of the Debtors to Novelion or Novelion Services, or any affiliate thereof, including, without limitation, under (x) that certain Master Service Agreement, dated as of December 1, 2016, between Novelion and the Borrower (as amended, modified or supplemented from time to time) and (y) that certain Master Service Agreement, dated as of December 1, 2016, between Novelion Services and the Buyer (as amended, modified or supplemented from time to time). Pursuant to section 510 of the Bankruptcy Code, such Subordination Agreement and any other intercreditor agreement or subordination agreement between and/or among the Prepetition Agent, any Prepetition Bridge Lender, Novelion, any Debtor or affiliate thereof, and any other applicable intercreditor or subordination provisions contained in any credit agreement, security agreement, indenture or related document, (i) shall remain in full force and effect, (ii) shall continue to govern the relative priorities, rights and remedies of the Prepetition Bridge Loan Secured Parties and Novelion (including the relative priorities, rights and remedies of such parties with respect to the replacement liens and administrative expense claims and superpriority administrative expense claims granted, or amounts payable, by the Debtors under the Interim Order or otherwise and the modification of the automatic stay), and (iii) shall not be amended, altered or modified by the terms of the Interim Order. Pursuant to the Subordination Agreement and the Prepetition Credit Agreements, the Net Cash Proceeds (as defined in the Prepetition Bridge Loan Credit Agreement) received from the Permitted Licensing Transaction (as defined in the Prepetition Bridge Loan Credit Agreement) were to be remitted by the Borrower to repay (i) the Prepetition Bridge Loans (but not the Roll Up Loans) and (ii) the Non-Contested Novelion Intercompany Amount, on a 58% and 42% basis, respectively (such payments, the “Permitted Licensing Transaction Payments”).

G.                                   Findings Regarding the DIP Facility.

(i)                                     Need for Postpetition Financing. The Debtors need to obtain the DIP Facility and use Cash Collateral to, among other things, permit the orderly continuation of the operation of their businesses, to maintain business relationships with vendors, suppliers, and customers, to make payroll, to make capital expenditures, to satisfy other working capital and operational needs, and to otherwise preserve the value of the Debtors’ estate. The Debtors’ access to sufficient working capital and liquidity through the use of Cash Collateral and the borrowings under the DIP Facility is vital to a successful reorganization and/or to otherwise preserve the enterprise value of the Debtors’ estates. Immediate and irreparable harm will be caused to the Debtors and their estates if financing is not obtained and permission to use Cash Collateral is not granted, in each case in accordance with the terms of this Final Order and the DIP Loan Documents.

(ii)                                  No Credit Available on More Favorable Terms. The Debtors have been and continue to be unable to obtain financing on more favorable terms from sources other than the DIP Secured Parties under the DIP Loan Documents and this Final Order. The Debtors are unable to obtain unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense or secured credit allowable only under sections 364(c)(1), 364(c)(2), or 364(c)(3) of the Bankruptcy Code. The Debtors are unable to obtain secured credit under section 364(d)(1) of the Bankruptcy Code without (a) granting to the DIP Secured Parties the rights, remedies, privileges, benefits, and protections provided herein and in the DIP Loan Documents, including the DIP Liens and the DIP Superpriority Claims (as defined below), (b) allowing the DIP Secured Parties to provide the loans and other financial accommodations under the DIP Facility on the terms set forth herein and in the DIP Loan Documents, and (c) granting to the Prepetition Secured Parties the rights, remedies, privileges, benefits, and protections provided herein and in the DIP Loan Documents, including the Prepetition Secured Party Adequate Protection (all of the foregoing described in clauses (a), (b), and (c) above, collectively, the “DIP Protections”).

H.                                   Adequate Protection for the Prepetition Secured Parties. The Prepetition Bridge Loan Secured Parties have agreed, and Novelion is deemed to have agreed pursuant to the terms of the Subordination Agreement, to permit the Debtors to use the Prepetition Collateral, including the Cash Collateral, subject to the terms and conditions set forth herein, including the protections afforded a party acting in “good faith” under section 364(e) of the Bankruptcy Code. In addition, the DIP Facility contemplated hereby provides for a priming of the Prepetition Liens pursuant to section 364(d) of the Bankruptcy Code. The Prepetition Secured Parties are entitled to the adequate protection as set forth herein pursuant to sections 361, 362, 363, and 364 of the Bankruptcy Code. Based on the Motion and on the record presented to this Court at the Final Hearing, the terms of the proposed adequate protection arrangements, the use of the Cash Collateral, and the DIP Facility contemplated hereby are fair and reasonable, reflect the Debtors’ prudent exercise of business judgment consistent with their fiduciary duties, and constitute reasonably equivalent value and fair consideration for the consent of the Prepetition Secured Parties. Prepetition Bridge Lenders holding 100% of the aggregate principal balance of the Loans (each as defined in the Prepetition Bridge Loan Credit Agreement) and Novelion have expressly consented to the entry of this Final Order and the relief provided herein. Notwithstanding anything to the contrary herein, the Prepetition Secured Parties’ consent to the DIP Facility and to the priming of the Prepetition Liens by the DIP Liens is expressly limited to the present DIP Facility and the DIP Liens securing the same and shall not be applicable to any other debtor-in-possession credit facility, even if it contains substantially the same economic terms as this DIP Facility.

I.                                        Section 552. The Debtors represent, acknowledge, stipulate, and agree solely for themselves that the DIP Secured Parties and the Prepetition Secured Parties shall be entitled to all of the rights and benefits of section 552(b) of the Bankruptcy Code, and the “equities of the case” exception under section 552(b) of the Bankruptcy Code shall not apply to the DIP Secured Parties or the Prepetition Secured Parties with respect to proceeds, products, offspring or profits of any of the Prepetition Collateral. Subject in all respects to paragraph 5 below, the Committee represents, acknowledges, stipulates, and agrees solely for itself (and not on behalf of any creditor or the estates) that the DIP Secured Parties and the Prepetition Secured Parties shall be entitled to all of the rights and benefits of section 552(b) of the Bankruptcy Code, and the “equities of the case” exception under section 552(b) of the Bankruptcy Code shall not apply to the Prepetition Secured Parties with respect to proceeds, products, offspring or profits of any of the Prepetition Collateral.

J.                                        Business Judgment and Good Faith Pursuant to Section 364(e).

(i)                                     The DIP Secured Parties have indicated a willingness to provide postpetition secured financing via the DIP Facility to the Debtors in accordance with the DIP Loan Documents and this Final Order.

(ii)                                  The terms and conditions of the DIP Facility as set forth in the DIP Loan Documents and this Final Order, and the fees, expenses and other charges paid and to be paid thereunder or in connection therewith, are fair, reasonable, and the best available under the circumstances, and the Debtors’ agreement to the terms and conditions of the DIP Loan Documents and to the payment of such fees reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duties. Such terms and conditions are supported by reasonably equivalent value and fair consideration.

(iii)                               The DIP Secured Parties, the Prepetition Secured Parties, and the Debtors, with the assistance and counsel of their respective advisors, have acted in good faith and at arms’ length in, as applicable, negotiating, consenting to, and/or agreeing to, the DIP Facility, the Debtors’ use of the Adequate Protection Collateral and the Prepetition Collateral (including Cash Collateral), the DIP Loan Documents and the DIP Protections (including the Prepetition Secured Party Adequate Protection). The DIP Obligations (including all advances that are made at any time to the Debtors under the DIP Loan Documents and the Debtors’ use of the Adequate Protection Collateral and the Prepetition Collateral (including Cash Collateral) shall be deemed to have been extended and/or consented to by the DIP Secured Parties and the Prepetition Secured Parties for valid business purposes and uses and in good faith, as that term is used in section 364(e) of the Bankruptcy Code, and in express and good faith reliance upon the protections offered by section 364(e) of the Bankruptcy Code and this Final Order, and, accordingly, the DIP Liens, the DIP Superpriority Claims, the Prepetition Secured Party Adequate Protection and the other DIP Protections shall be entitled to the full protection of section 364(e) of the Bankruptcy Code and this Final Order in the event this Final Order or any other order or any provision hereof or thereof is vacated, reversed, amended, or modified, on appeal or otherwise.

K.                                    Relief Essential; Best Interest. For the reasons stated above, the Debtors have requested entry of this Final Order pursuant to Bankruptcy Rules 4001(b)(2) and 4001(c)(2), and the Local Rules. Absent granting the relief set forth in this Final Order, the Debtors’ estates, their businesses and properties and their ability to successfully reorganize or otherwise preserve the enterprise value of the Debtors’ estates will be irreparably harmed. Consummation of the DIP Facility and authorization of the use of Cash Collateral in accordance with this Final Order and the DIP Loan Documents is therefor in the best interests of the Debtors’ estates and consistent with their fiduciary duties. Based on all of the foregoing, sufficient cause exists for entry of the Final Order pursuant to Bankruptcy Rules 4001(b)(2) and 4001(c)(2) and the applicable Local Rules.

NOW, THEREFORE, based on the Motion and the record before this Court with respect to the Motion, and with the consent of the Debtors, the Prepetition Agent, the Prepetition Bridge Loan Secured Parties, and the DIP Secured Parties, and the deemed consent of Novelion, to the form and entry of this Final Order, and good and sufficient cause appearing therefor,

IT IS ORDERED that:

1.                                      Motion Granted. The Motion is hereby granted in accordance with the terms and conditions set forth in this Final Order and the DIP Loan Documents. Any objections to the Motion with respect to the entry of this Final Order that have not been withdrawn, waived, or settled, and all reservations of rights included therein, are hereby denied and overruled.

2.                                      DIP Loan Documents and Other Protections.

(a)                                 Approval of DIP Loan Documents. The Debtors are expressly and immediately authorized to establish the DIP Facility, to execute, deliver, and perform under the DIP Loan Documents and this Final Order, to incur the DIP Obligations (as defined below), in accordance with, and subject to, the terms of this Final Order and the DIP Loan Documents, and to execute, deliver, and perform under all other instruments, certificates, agreements, and documents that may be required or necessary for the performance by the applicable Debtors under the DIP Loan Documents and the creation and perfection of the DIP Liens described in, and provided for, by this Final Order and the DIP Loan Documents. The Debtors are hereby authorized and directed to do and perform all acts and pay the principal, interest, fees, expenses, and other amounts described in the DIP Loan Documents as such become due pursuant to the DIP Loan Documents and this Final Order, including all closing fees, administrative fees, commitment fees, and reasonable attorneys’, financial advisors’, and accountants’ fees, and disbursements arising under the DIP Loan Documents and this Final Order, which amounts shall not be subject to further approval of this Court and shall be non-refundable and not subject to challenge in any respect; provided, however, that the payment of the fees and expenses of the Lender Professionals (as defined below) shall be subject to the provisions of Paragraph 21(b). Upon their execution and delivery, the DIP Loan Documents shall represent the legal, valid and binding obligations of the applicable Debtors enforceable against such Debtors in accordance with their terms. Each officer of a Debtor acting singly is hereby authorized to execute and deliver each of the DIP Loan Documents, such execution and delivery to be conclusive evidence of such officer’s respective authority to act in the name of and on behalf of the Debtors.

(b)                                 DIP Obligations. For purposes of this Final Order, the term “DIP Obligations” shall mean all amounts and other obligations and liabilities owing by the respective Debtors under the DIP Credit Agreement and other DIP Loan Documents (including all “Obligations” as defined in the DIP Credit Agreement) and shall include the principal of, interest on, and fees, costs, expenses, and other charges owing in respect of, such amounts (including any reasonable attorneys’, accountants’, financial advisors’, and other fees, costs, and expenses that are chargeable or reimbursable under the DIP Loan Documents and/or this Final Order), and any obligations in respect of indemnity claims, whether contingent or otherwise.

(c)                                  Authorization to Incur DIP Obligations and Use Cash Collateral. To enable the Debtors to continue to operate their business and preserve and maximize the value of their estates, during the period from the entry of this Final Order through and including a Termination Declaration (as defined below), in each case unless extended by written agreement of the DIP Agent and the Prepetition Agent (both at the direction of the requisite percentage of lenders) (the period from the entry of this Final Order through and including such date, the “Final Period”), the Debtors and the Borrower, as applicable, are hereby authorized to (x) use Cash Collateral and (y) to borrow under the DIP Facility; and any proposed use of the proceeds of DIP Loans or use of Cash Collateral shall be consistent with the terms and conditions of this Final Order and the DIP Loan Documents, including the Approved Budget and the Budget Covenants as defined and contained in Paragraph 2(e) below. All DIP Obligations shall be unconditionally guaranteed, on a joint and several basis, by the DIP Guarantors, as further provided in the DIP Loan Documents.

(d)                                 Budget. Attached hereto as Exhibit B is a rolling 13-week cash flow budget (the “Initial Approved Budget”) that reflects on a line-item basis the Debtors’ (i) weekly projected cash receipts (including from non-ordinary course assets sales) and (ii) weekly projected disbursements

(including ordinary course operating expenses, bankruptcy-related expenses under the Cases, capital expenditures, and estimated fees and expenses of the DIP Agent (including counsel and financial advisors therefor), the other DIP Secured Parties (including counsel and financial advisors therefor), the Prepetition Agent (including counsel and financial advisors therefor), and any other fees and expenses relating to the DIP Facility.

1.              The Debtors shall at the end of every four (4) week period commencing on Friday of the first full calendar week following the Petition Date propose (and provide a copy to Novelion and the Committee) to the DIP Secured Parties and the Prepetition Bridge Loan Secured Parties an update to the then-existing Approved Budget (as defined below) adding thereto the forecast of cash receipts and cash disbursements (including any Permitted Affiliate Services Payments (as defined in the Prepetition Credit Agreement)) for the 13-week period commencing with the calendar week immediately following the date such proposed update is required to be delivered hereunder, which, once approved in writing by the Prepetition Agent at the direction of the requisite percentage of the Prepetition Bridge Lenders in their discretion and the administrative agent for the DIP Facility (the DIP Agent and together with the Prepetition Agent, the “Agents”)) at the direction of the requisite percentage of the Prepetition Bridge Lenders in their discretion, (each, a “Proposed Supplemental Budget” and, once approved in writing by the applicable Agent(s) at the direction of the requisite percentage of lenders of the applicable facility (or deemed approved, as provided below), after consultation with the Committee a “Supplemental Approved Budget”), shall supplement and replace the then existing Approved Budget then in effect (the Initial Approved Budget, as modified by any and all Supplemental Approved Budgets, shall constitute the “Approved Budget”) without further notice, motion, or application to, order of, or hearing before, this Court; provided, that if the Committee objects to any Proposed Supplemental Budget or Supplemental Approved Budget, the Court shall hear such objection on an expedited basis; provided further that if the applicable Agent(s) at the direction of the requisite percentage of lenders of the applicable facility have not objected to a proposed budget within seven (7) days after delivery thereof, such proposed budget shall be deemed acceptable to and approved by such Agent(s) and the respective lenders for all purposes hereunder; provided, however, that unless and until such Supplemental Approved Budget has been approved (or deemed approved as provided above) by the applicable Agent(s), the Debtors shall still be subject to and be governed by the terms of the Approved Budget then in effect in accordance with the Interim Order, and the Prepetition Secured Parties shall have no obligation to permit the use of Cash Collateral other than with respect thereto. At the request of the Committee, the Debtors shall make an officer with knowledge of the Initial Approved Budget and any Proposed Supplemental Budget, their financial advisor, or both available via teleconference to provide a reasonably detailed explanation to the Committee of any material variances.

(i)                                     The Initial Approved Budget and each Proposed Supplemental Budget shall include a memo item reflecting cumulative transfers that may be required to each direct or indirect non-debtor subsidiary of the Debtors (the “Foreign Subsidiaries”) irrespective of expense categories. Each Proposed Supplemental Budget shall include a consolidating cash flow schedule illustrating budgeted cash flows for the Foreign Subsidiaries aggregated by geography and broken down by use of funds.

(ii)                                  By no later than 11:59 p.m. (New York, New York time) by the third Business Day of each calendar week, and commencing following the first full week following the Petition Date, the Debtors shall deliver to the Prepetition Agent, Prepetition Bridge Lenders, DIP Agent, DIP Lenders, and the Committee variance reports (in substantially the same format as the Budget) showing actual cash receipts and disbursements for the immediately preceding week, noting therein all variances, on a line-item basis, from values set forth for such period(s) in the Initial Budget or the most current Supplemental Approved Budget, as applicable. For the avoidance of doubt, such weekly variance reports shall include actual cash flows to Foreign Subsidiaries by geography broken down by use of funds.

(iii)                               Notwithstanding anything to the contrary in this Final Order, the professional fees, costs and expenses of the Lender Professionals (as defined below) (the “Lender Professional Fees”) shall be due, payable and paid in accordance with the terms of this Final Order and the Professional Fees (as defined below) shall be due, payable and paid subject to this Final Order, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules and any interim compensation procedures order entered by this Court, in each case, notwithstanding any budgeted amounts for such fees, costs and expenses set forth in the Approved Budget, and the Debtors shall not be deemed to have breached the terms of the Approved Budget or the Budget Covenants (as defined below) to the extent the actual amount of such fees, costs and expenses exceed the applicable budgeted amounts as set forth in the Approved Budget.

(e)                                  Budget Covenants. The Debtors shall only incur DIP Obligations and expend Cash Collateral and other Adequate Protection Collateral proceeds thereof in accordance with the purposes, and in the time periods, set forth in the Approved Budget (and in the case of the costs and expenses of the DIP Agent, the other DIP Secured Parties, and the Prepetition Agent, in accordance with the DIP Loan Documents and this Final Order without being limited by the

Approved Budget), subject to the following permitted variances (collectively, the “Permitted Variances”):

(i)                                     permitted variances with respect to the actual operating disbursements of the Debtors shall be tested weekly initially on the third Business Day of the second full week following the Petition Date (the “First Testing Date”) (testing the period from the Petition Date through and including such date (such initial testing period, the “First Testing Period”)) and continuing on the third Business Day of each week thereafter (each, a “Subsequent Testing Date”) (in the case of the first Subsequent Testing Date, testing the trailing three week period ending on the Friday before such Subsequent Testing Date (the “Second Testing Period”), and in the case of each Subsequent Testing Date that follows, testing the trailing four week period ending on the Friday before the applicable Subsequent Testing Date (each, a “Four Week Testing Period”)) as follows: (A) for the First Testing Date, the sum of all actual disbursements of the Debtors (calculated in the same manner as the “Total Operating Disbursements” in the Approved Budget were calculated) for the First Testing Period shall not exceed 125% of the sum of the “Total Operating Disbursements” for such First Testing Period as set forth in the Approved Budget, (B) for the first Subsequent Testing Date, the sum of all actual disbursements of the Debtors (calculated in the same manner as the “Total Operating Disbursements” in the Approved Budget were calculated) for the Second Testing Period shall not exceed 120% of the sum of the “Total Operating Disbursements” for such Second Testing

Period as set forth in the Approved Budget, and (C) for each Subsequent Testing Date, the sum of all actual disbursements of the Debtors (calculated in the same manner as the “Total Operating Disbursements” in the Approved Budget were calculated) for the immediately preceding Four Week Testing Period shall not exceed 115% of the sum of the “Total Operating Disbursements” for such Four Week Testing Period as set forth in the Approved Budget; and

(ii)                                  permitted variances with respect to the actual cash receipts of the Debtors shall be tested weekly initially on the First Testing Date (testing the First Testing Period) and continuing on the Subsequent Testing Date of every week thereafter (testing the applicable Four Week Testing Period) as follows: (A) for the First Testing Date, the sum of actual receipts of the Debtors for the First Testing Period shall not be less than 75% of the sum of the “Total Receipts” for such First Testing Period as set forth in the Approved Budget, (B) for the first Subsequent Testing Date, the sum of actual receipts of the Debtors for the Second Testing Period shall not be less than 80% of the sum of the “Total Receipts” for such Second Testing Period as set forth in the Approved Budget, and (C) for every other Subsequent Testing Date thereafter, the sum of actual receipts of the Debtors for the immediately preceding Four Week Testing Period shall not be less than 80% of the sum of the “Total Receipts” for such Four Week Testing Period as set forth in the Approved Budget; provided, that for the purposes of determining compliance with this clause (c)(ii) with respect to an applicable testing period, (x) if a cash receipt that was scheduled in the Approved Budget, as then applicable, to be received during such applicable testing period is received within three (3) business days after such applicable testing period, such receipt may, at the Debtors’ election, be applied as if it was received during such applicable testing period; and (y) if a cash receipt that was scheduled in the Approved Budget, as then applicable, to be received in the next subsequent testing period is received during such applicable testing period, such receipt may, at the Debtors’ election, be applied as if it was received during the next subsequent testing period and not such applicable testing period.

The budget-related covenants under this Paragraph 2(e) are collectively referred to herein as the “Budget Covenants.”

(f)                                   Interest, Fees, Costs, Indemnities and Expenses. The DIP Obligations shall bear interest at the rates, and be due and payable (and paid), as set forth in, and in accordance with the terms and conditions of, this Final Order and the DIP Loan Documents, in each case without further notice, motion, or application to, order of, or hearing before, this Court. The Debtors shall pay on demand all fees, costs, indemnities, expenses (including reasonable out-of-pocket legal and other professional fees and expenses of the DIP Agent and the other DIP Secured Parties) and other charges payable under the terms of the DIP Loan Documents, as modified herein. All such fees, costs, indemnities, expenses and disbursements, whether incurred, paid or required to be paid prepetition or post-petition and whether or not budgeted in the Approved Budget, are hereby affirmed, ratified, authorized and payable (and any funds held by the DIP Agent and/or its professionals as of the Petition Date for payment of such fees, costs, indemnities, expenses and disbursements may be applied for payment) as contemplated in this Final Order and the DIP Loan Documents, and, subject to the provisions of Paragraph 21(b) with respect to the fees and expenses of the Lender Professionals, shall be non-refundable and not subject to challenge in any respect. Notwithstanding the foregoing or anything in the DIP Loan Documents, the Ticking Fee shall commence upon entry of the Final Order and, solely to the extent paid in cash, shall be paid at a rate of 2.5% per annum in lieu of the rate set forth in the DIP Loan Documents.

(g)                                  Use of DIP Facility and Proceeds of Adequate Protection Collateral. The Borrower shall apply the proceeds of all Adequate Protection Collateral solely in accordance with this Final Order and the DIP Loan Documents. Without limiting the foregoing, the Debtors shall not be permitted to make any payments (from the Adequate Protection Collateral, the proceeds of DIP Loans or otherwise) on account of any prepetition debt or obligation prior to the effective date of a confirmed chapter 11 plan or plans with respect to any of the Debtors, except: (a) with respect to the Prepetition Obligations as set forth in this Final Order; (b) as provided in any order in connection with the First Day Motions (as defined in the Restructuring Support Agreement (as defined below)) (the “First Day Orders”); (c) as expressly provided in other motions, orders, and requests for relief, each in form and substance acceptable to the DIP Agent, the DIP Lenders, the Prepetition Agent, the Prepetition Bridge Lenders and Novelion prior to such motion, order, or request for such relief being filed; or (d) as otherwise expressly provided in the DIP Credit Agreement, without giving effect to any amendment or waiver thereof to which the DIP Agent (at the direction of the requisite percentage of DIP Lenders) has not consented in writing.

(h)                                 Conditions Precedent. The DIP Secured Parties and Prepetition Secured Parties each have no obligation to extend credit under the DIP Facility or permit use of any Adequate Protection Collateral or Prepetition Collateral or any proceeds thereof, including Cash Collateral, as applicable, during the Final Period unless and until (i) all conditions precedent to the extension of credit and/or use of Adequate Protection Collateral, Prepetition Collateral or proceeds thereof under the DIP Loan Documents and this Final Order have been satisfied in full or waived by the DIP Agent and the Prepetition Agent in accordance with the DIP Loan Documents or Section 10.01 of the Prepetition Bridge Loan Credit Agreement, as applicable, and this Final Order, or (ii) otherwise ordered to do so by this Court.

(i)                                     Permitted Licensing Transaction Payments. (i) The Debtors may use proceeds of Permitted Licensing Transaction Payments due and payable to the Prepetition Bridge Loan Secured Parties in the proportion set forth in Schedule 1.01 of the Prepetition Bridge Loan Credit Agreement in accordance with the Budget and (ii) the Permitted Licensing Transaction Payments due and payable to Novelion in the proportion set forth in Schedule 1.01 of the Prepetition Bridge Loan Credit Agreement shall be placed into a segregated account held by the Debtors (the “Novelion Segregated Licensing Account”). At any time prior to an Event of Default under this Final Order, and upon written notice to the Debtors and the Prepetition Agent, with a copy to the Committee, Novelion may request a withdrawal from the Novelion Segregated Licensing Account, and any such draw request shall be honored by the Debtors within three (3) business days and be deemed to reduce the Non-Contested Novelion Intercompany Amount claim under the Plan in an amount equal to $1.75 for every dollar drawn, as set forth therein.

(j)                                    DIP Liens. As security for the DIP Obligations, effective as of the Petition Date, the following security interests and Liens, which shall immediately and without any further action by any Person be valid, binding, permanent, perfected, continuing, enforceable, and non-avoidable upon the entry of this Final Order, are hereby granted by the Debtors to the DIP Agent, for itself and the other DIP Secured Parties (all such security interests and Liens granted to the DIP Agent for the benefit of all the DIP Secured Parties pursuant to this Final Order and the DIP Loan Documents, the “DIP Liens”), in each case subject to the Carve-Out:

(I)                                   pursuant to section 364(c)(3) of the Bankruptcy Code, a perfected, binding, continuing, enforceable, and non-avoidable Lien upon all Adequate Protection Collateral that is subject solely to the Prepetition Prior Liens, which DIP Lien shall be junior only to the Prepetition Prior Liens and the Carve-Out; and

(III)                         pursuant to section 364(d)(1) of the Bankruptcy Code, a perfected, binding, continuing, enforceable and non-avoidable first priority, senior priming Lien on all other Adequate Protection Collateral (including Cash Collateral), which DIP Lien (x) shall be senior to the Adequate Protection Liens and senior and priming to (A) the Prepetition Liens and (B) any Liens that are junior to the Prepetition Liens or the Adequate Protection Liens, after giving effect to any intercreditor or subordination agreements (the Liens referenced in clauses (A) and (B), collectively, the “Primed Liens”) and shall be junior only to the Prepetition Prior Liens and the Carve-Out.

(k)                                 DIP Lien Priority. Notwithstanding anything to the contrary contained in this Final Order or the DIP Loan Documents, for the avoidance of doubt, the DIP Liens granted to the DIP Agent for the benefit of the DIP Secured Parties shall in each and every case be first priority senior Liens that (i) are subject only to the Prepetition Prior Liens, and, to the extent provided in this Final Order and the DIP Loan Documents, shall also be subject to the Carve-Out, and (ii) except as provided in the immediately preceding sub-clause (i), are senior to all prepetition and postpetition Liens or other interests of any kind of any other person or entity (including the Primed Liens and the Adequate Protection Liens), whether created voluntarily or involuntarily (including by order of a court).

(l)                                     Enforceable Obligations. The DIP Loan Documents shall constitute and evidence the valid and binding DIP Obligations of the Debtors, which DIP Obligations shall be enforceable against the Debtors, their estates and any successors thereto (including any trustee or other estate representative in any Successor Case (as defined below)), and their creditors and other parties-in-interest, in accordance with their terms. No obligation, payment, transfer, or grant of security under the DIP Credit Agreement, the other DIP Loan Documents, or this Final Order shall be stayed, restrained, voidable, avoidable, disallowable or recoverable under the Bankruptcy Code or under any applicable law (including under sections 502(d), 544, 547, 548, or 549 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law), or subject to any avoidance, reduction, setoff, surcharge, recoupment, offset, recharacterization, subordination (whether equitable, contractual, or otherwise), counterclaim, cross-claim, defense, or any other challenge under the Bankruptcy Code or any applicable law or regulation by any person or entity.

(m)                             Superpriority Administrative Claim Status. In addition to the DIP Liens granted herein, effective immediately upon entry of this Final Order, all of the DIP Obligations shall constitute allowed superpriority administrative claims pursuant to section 364(c)(1) of the Bankruptcy Code, which shall have priority, subject only to the payment of the Carve-Out in accordance with this Final Order, over all administrative expense claims, adequate protection and other diminution claims (including the Adequate Protection Superpriority Claims (as defined below)), priority and other unsecured claims, and all other claims against the Debtors or their estates, now existing or hereafter arising, of any kind or nature whatsoever, including administrative expenses or other claims of the kinds specified in, or ordered pursuant to, sections 105, 326, 328, 330, 331, 503(a), 503(b), 506(c), 507(a), 507(b), 546, 726, 1113, and 1114 or any other provision of the Bankruptcy Code or otherwise, whether or not such expenses or claims may become secured by a judgment Lien or other non-consensual Lien, levy, or attachment (the “DIP Superpriority Claims”). The DIP Superpriority Claims shall, for purposes of section 1129(a)(9)(A) of the Bankruptcy Code, be considered administrative expenses allowed under section 503(b) of the Bankruptcy Code, shall be against each Debtor on a joint and several basis, and shall be payable from and have recourse to all prepetition and postpetition property of the Debtors and all proceeds thereof, excluding Avoidance Actions and Avoidance Action Proceeds (each as defined below). Other than as expressly provided in the DIP Credit Agreement and/or this Final Order with respect to the Carve-Out, no costs or expenses of administration, including professional fees allowed and payable under sections 328, 330, or 331 of the Bankruptcy Code, or otherwise, that have been or may be incurred in these proceedings, or in any Successor Cases, and no priority claims are, or will be, senior to, prior to, or on a parity with the DIP Superpriority Claims or the DIP Obligations, or with any other claims of the DIP Secured Parties arising under the DIP Loan Documents and/or this Final Order.

(n)              Priority of DIP Liens and DIP Superpriority Claims. The DIP Liens and the DIP Superpriority Claims: (A) shall not be subject to sections 506(c), 510, 549, 550, or 551 of the Bankruptcy Code, (B) shall not be subordinate to, or pari passu with, (x) any Lien that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code or otherwise or (y) any Liens or claims of any Debtor or any direct or indirect subsidiary thereof against any Debtor or any of such Debtor’s property, (C) shall be valid and enforceable against any trustee or any other estate representative elected or appointed in the Cases, upon the conversion of any of the Cases to a case under chapter 7 of the Bankruptcy Code or in any other proceedings related to any of the foregoing (each, a “Successor Case”), and/or upon the dismissal of any of the Cases, and (D) notwithstanding anything to the contrary in any “first day” orders of this Court in any of the Cases, shall be senior to any administrative claims arising under any such “first day” orders.

3.                                      Adequate Protection. (a) Subject to Paragraph 5 and Paragraph 3(c) below, in consideration for the use of the Prepetition Collateral (including Cash Collateral) and the priming of the Prepetition Liens, the Prepetition Agent, for the benefit of the Prepetition Bridge Loan Secured Parties, shall receive the following adequate protection (collectively referred to as the “Prepetition Bridge Loan Secured Parties Adequate Protection”):

(i)                                     Prepetition Bridge Loan Secured Party Adequate Protection Liens. To the extent there is a diminution in the aggregate value of the interests of the Prepetition Bridge Loan Secured Parties in the Prepetition Collateral (including Cash Collateral) from and after the Petition Date, resulting from the use, sale, or lease by the Debtors of the applicable Prepetition Bridge Loan Collateral (including Cash Collateral), the granting of the DIP Superpriority Claims, the granting of the DIP Liens, the subordination of the Prepetition Liens thereto and to the Carve-Out, or the imposition or enforcement of the automatic stay of section 362(a) of the Bankruptcy Code (“Diminution in Prepetition Collateral Value”), the Prepetition Agent, for the benefit of all the Prepetition Bridge Loan Secured Parties, is hereby granted, subject to the Carve-Out and the terms and conditions set forth below, pursuant to sections 361, 363(e), and 364 of the Bankruptcy Code, replacement Liens upon all of the “Adequate Protection Collateral” (such adequate protection replacement Liens, the “Prepetition Bridge Loan Secured Party Adequate Protection Liens”). “Adequate Protection Collateral” shall include, without limitation, any and all tangible and intangible pre- and post-petition property of the Debtors, whether existing before, on or after the Petition Date, together with any proceeds thereof, including, without limitation, any and all cash and any investment of such cash, inventory, goods, accounts, accounts receivable, other rights to payment whether arising before or after the Petition Date, contracts, properties, plants, fixtures, machinery, equipment, general intangibles, payment intangibles, documents, instruments, securities, chattel paper, interests in leaseholds (provided, however, that solely to the extent that any lease prohibits the granting of a lien thereon, or otherwise prohibits hypothecation of the leasehold interest, then in such event there shall only be a lien on the economic value of, proceeds of sale or other disposition of, and any other proceeds and products of such leasehold interests unless the applicable provision is rendered ineffective by applicable non-bankruptcy law or the Bankruptcy Code), real property, deposit accounts (except for any account created to hold an adequate assurance deposit for utility providers, pursuant to separate order of this Court), securities accounts, investment property, letters of credit, letter-of-credit rights, patents, copyrights, trademarks, trade names, rights under license agreements and other intellectual property, commercial tort claims, capital stock of subsidiaries, wherever located, and the proceeds, products, rents, accession and profits of the foregoing, provided that Adequate Protection Collateral shall exclude all of the Debtors’ claims and causes of action under sections 502(d), 544, 545, 547, 548, and 550 of the Bankruptcy Code and under any applicable state Uniform Voidable Transactions Act, Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, and similar statutes or common law (collectively, “Avoidance Actions”) and any proceeds or property recovered, unencumbered or otherwise from Avoidance Actions, whether by judgment, settlement or otherwise (“Avoidance Action Proceeds”).

(ii)                                  Adequate Protection Superpriority Claims. To the extent of Diminution in Prepetition Collateral Value, if any, the Prepetition Bridge Loan Secured Parties are hereby further granted, subject to the Carve-Out, allowed superpriority administrative claims (such adequate protection superpriority claims, the “Prepetition Bridge Loan Secured Party Adequate Protection Superpriority Claims”), pursuant to section 507(b) of the Bankruptcy Code, with priority over all administrative expense claims and priority and other unsecured claims against the Debtors or their estates, now existing or hereafter arising, of any kind or nature whatsoever, including administrative expenses of the kind specified in or ordered pursuant to sections 105, 326,

328, 330, 331, 503(a), 503(b), 506(c), 507(a), 507(b), 546(c), 546(d), 726, 1113, 1114 or any other provision of the Bankruptcy Code or otherwise, junior only to the DIP Superpriority Claims and the Carve-Out to the extent provided herein and in the DIP Loan Documents, and payable from and having recourse to all prepetition and postpetition property of the Debtors and all proceeds thereof (excluding the Avoidance Actions and all Avoidance Action Proceeds); provided, however, that the Prepetition Secured Parties shall not receive or retain any payments, property, or other amounts in respect of the Adequate Protection Superpriority Claims unless and until all DIP Obligations have been Paid in Full (as defined below). Subject to the relative priorities set forth above, the Prepetition Bridge Loan Secured Party Adequate Protection Superpriority Claims against each Debtor shall be allowed and enforceable against each Debtor and its estate on a joint and several basis. Notwithstanding anything to the contrary in this Final Order, but subject to Paragraph 21(f) hereof, nothing herein shall alter or impair the rights of the Prepetition Secured Parties under Section 507(b) of the Bankruptcy Code. For purposes of this Final Order, the terms “Paid in Full,” “Repaid in Full,” “Repay in Full,” and “Payment in Full” shall mean, with respect to any referenced DIP Obligations and/or Prepetition Obligations, the indefeasible payment in full in cash of all DIP Obligations or Prepetition Obligations, respectively (other than contingent obligations, indemnities and expenses related thereto that, in each case, are not then payable or in existence or for which no claim has been asserted).

(iii)                               Priority of Prepetition Bridge Loan Secured Party Adequate Protection Liens and Prepetition Bridge Loan Secured Party Adequate Protection Superpriority Claims. The Prepetition Bridge Loan Secured Party Adequate Protection Liens and the Prepetition Bridge Loan Secured Party Adequate Protection Superpriority Claims, in each case subject to the Carve-Out, (A) shall not be subject to sections 510, 549, 550 or 551 of the Bankruptcy Code or section 506(c) of the Bankruptcy Code, (B) shall not be subordinate to, or pari passu with, (x) any Lien that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code or otherwise or (y) any Liens or claims of any Debtor or any direct or indirect subsidiary thereof against any Debtor or any of such Debtor’s property, (C) shall be valid, binding, perfected and enforceable against any trustee or any other estate representative elected or appointed in the Cases or any Successor Cases, and/or upon the dismissal of any of the Cases, and (D) notwithstanding anything to the contrary in any “first day” orders of this Court in any of the Cases, shall be senior to any administrative claims arising under any such “first day” orders. Notwithstanding anything to the contrary herein, each of (x) the Roll Up Loans and (y) the Prepetition Bridge Loan Secured Party Adequate Protection Liens and the Prepetition Bridge Loan Secured Party Adequate Protection Superpriority Claims with respect to the Roll Up Loans, shall be junior in priority to the Novelion Adequate Protection Liens and Novelion Adequate Protection Claims (each as defined below).

(iv)                              Interest, Professional Fees and Other Adequate Protection Payments. Without limiting any rights of the Prepetition Agent and the other Prepetition Bridge Loan Secured Parties under section 506(b) of the Bankruptcy Code, which rights are hereby preserved, and in consideration, and as a requirement, for obtaining the consent of the Prepetition Bridge Loan Secured Parties to the entry of this Final Order and the Debtors’ consensual use of Cash Collateral as provided herein, the Debtors shall, subject to the Carve-Out, (i) pay or reimburse in cash the Prepetition Agent for all reasonable fees, costs, expenses, and charges (including the reasonable fees, costs, and expenses of counsel and financial advisors for the Prepetition Agent and the other Prepetition Bridge Loan Secured Parties) (x) outstanding as of the Petition Date, to the extent, and at the times, payable under the Prepetition Loan Documents, including any unpaid fees, costs and expenses accrued prior to the Petition Date, and (y) to the extent arising and relating to the period after the Petition Date, as provided in Paragraph 21(b) below and (ii) cause any and all interest on the Prepetition Bridge Loan Obligations under the Prepetition Bridge Loan Credit Agreement to accrue at the non-default rate(s) set forth therein, which such interest shall be paid in kind by being capitalized and added to the outstanding principal balance of the Prepetition Bridge Loan Obligations (after which time such capitalized interest shall be treated as a portion of the outstanding principal balance of the Prepetition Bridge Loan Obligations for all purposes of the Credit Agreement, including without limitation the accrual of interest thereon at the interest rates specified therein), in the case of each of sub-clauses (i) and (ii) above, whether or not budgeted in the Approved Budget, and without further notice (except as provided in Paragraph 21(b) below with respect to postpetition professional fees, costs, and expenses), motion, or application to, order of, or hearing before, this Court.

(v)                                 The Debtors shall deliver to the Prepetition Secured Parties and the Committee all information, reports, documents and other material that the Debtors provide to the DIP Secured Parties pursuant to the DIP Loan Documents.

(vi)                              Survival. Unless otherwise expressly set forth herein, any consent or approval rights or similar rights granted or referenced in this Final Order in favor of any or all of the DIP Agent, the other DIP Secured Parties, the Prepetition Agent and the other Prepetition Secured Parties may be exercised (or not exercised) in the sole discretion of such party.

(vii)                           Consent to Priming and Adequate Protection. The Prepetition Agent, on behalf of the Prepetition Secured Parties, and Novelion pursuant to the Subordination Agreement, consent to the Prepetition Secured Party Adequate Protection and the priming provided for herein; provided, however, that such consent of the Prepetition Agent and Novelion to the priming of the Prepetition Liens and the use of Cash Collateral is expressly conditioned upon the entry of this Final Order, and such consent shall not be deemed to extend to any other Cash Collateral usage or other replacement financing or debtor-in-possession financing other than the DIP Facility provided under the DIP Loan Documents; and provided, further, that such consent shall be of no force and effect in the event this Final Order is not entered or is entered and subsequently reversed, modified, stayed, or amended (unless such reversal, modification, stay, or amendment is acceptable to the Prepetition Agent) or the DIP Loan Documents and DIP Facility as set forth herein are not approved.

(viii)                        Right to Seek Additional Adequate Protection. Under the circumstances and given that the above-described adequate protection is consistent with the Bankruptcy Code, including section 506(b) thereof, this Court finds that the adequate protection provided herein is reasonable to protect the interests of the Prepetition Secured Parties. However, the Prepetition Agent, at the direction of and on behalf of the Prepetition Bridge Loan Secured Parties, may request Court approval for additional or alternative adequate protection, without prejudice to any objection of the Debtors or any other party in interest to the request for or grant of any additional or alternative adequate protection (except as provided in the Subordination Agreement); provided that any such additional or alternative adequate protection shall at all times be subordinate and junior to the claims and Liens of the DIP Secured Parties granted under this Final Order and the DIP Loan Documents. The consent of the Prepetition Bridge Loan Secured Parties to the priming of the Prepetition Bridge Loan Liens by the DIP Liens and the Debtors’ use of Cash Collateral on the terms set forth herein does not constitute, and shall not be construed as constituting, an acknowledgment or stipulation by the Prepetition Bridge Loan Secured Parties that their respective interests in the Prepetition Collateral are adequately protected pursuant to this

Final Order or otherwise.

(b) Subject to Paragraph 5 and Paragraph 3(c) below, in consideration for the use of the Prepetition Collateral (including Cash Collateral), Novelion shall receive the following adequate protection (collectively referred to as the “Novelion Adequate Protection” and together with Prepetition Bridge Loan Secured Parties Adequate Protection, the “Prepetition Secured Party Adequate Protection”):

(i)                                     Adequate Protection Liens. To the extent there is a diminution in the aggregate value from and after the Petition Date of Novelion’s interests in the Prepetition Collateral (including Cash Collateral) in respect of the Non-Contested Novelion Intercompany Amount, resulting from the use, sale, or lease by the Debtors of such Prepetition Collateral (including Cash Collateral), the granting of the DIP Superpriority Claims, the granting of the DIP Liens, the subordination of Novelion’s Prepetition Liens thereto and to the Carve-Out, or the imposition or enforcement of the automatic stay of section 362(a) of the Bankruptcy Code (“Diminution in Novelion Prepetition Collateral Value”), Novelion is hereby granted, subject to the Carve-Out and the terms and conditions set forth below, pursuant to sections 361 and 363 of the Bankruptcy Code, replacement Liens upon all of the Adequate Protection Collateral (such adequate protection replacement Liens, the “Novelion Adequate Protection Liens” and, together with the Prepetition Bridge Loan Secured Parties Adequate Protection Liens, the “Adequate Protection Liens”).

(ii)                                  Adequate Protection Superpriority Claims. To the extent of Diminution in Novelion Prepetition Collateral Value, Novelion is hereby further granted allowed superpriority administrative claims (such adequate protection superpriority claims, the “Novelion Adequate Protection Superpriority Claims” and, together with the Prepetition Bridge Loan Secured

Parties Adequate Protection Superpriority Claims the “Adequate Protection Superpriority Claims”), pursuant to section 507(b) of the Bankruptcy Code, with priority, subject to the Carve-Out, over all administrative expense claims and priority and other unsecured claims against the Debtors or their estates, now existing or hereafter arising, of any kind or nature whatsoever, including administrative expenses of the kind specified in or ordered pursuant to sections 105, 326, 328, 330, 331, 503(a), 503(b), 506(c), 507(a), 507(b), 546(c), 546(d), 726, 1113, 1114 or any other provision of the Bankruptcy Code or otherwise, and payable from and having recourse to all prepetition and postpetition property of the Debtors and all proceeds thereof (excluding the Avoidance Actions and all Avoidance Action Proceeds). Subject to the relative priorities set forth herein, the Novelion Adequate Protection Superpriority Claims against each Debtor shall be allowed and enforceable against each Debtor and its estate on a joint and several basis.

(iii)                               Priority of Novelion Adequate Protection Liens and Novelion Adequate Protection Superpriority Claims. The Novelion Adequate Protection Liens and the Novelion Adequate Protection Superpriority Claims, in each case subject to the Carve-Out, (A) shall not be subject to sections 510, 549, 550, or 551 of the Bankruptcy Code or section 506(c) of the Bankruptcy Code, (B) shall not be subordinate to, or pari passu with, (x) any Lien that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code or otherwise or (y) any Liens or claims of any Debtor or any direct or indirect subsidiary thereof against any Debtor or any of such Debtor’s property, (C) shall be valid, binding, perfected and enforceable against any trustee or any other estate representative elected or appointed in the Cases or any Successor Case, and/or upon the dismissal of any of the Cases, and (D) notwithstanding anything to the contrary in any “first day” orders of this Court in any of the Cases, shall be senior to any administrative claims arising under any such “first day” orders.

Notwithstanding anything to the contrary herein, the Novelion Adequate Protection Liens and Novelion Adequate Protection Superpriority Claims shall be subject to the Carve-Out and junior in priority to the Prepetition Bridge Loan Obligations (other than any Prepetition Bridge Loan Obligations consisting of Roll Up Loans), Adequate Protection Liens and the Adequate Protection Superpriority Claims.

(iv)                              Professional Fees and Other Adequate Protection Payments. Without limiting any rights of Novelion under section 506(b) of the Bankruptcy Code, the Novelion Intercompany Loan Agreement or the Subordination Agreement, but notwithstanding anything to the contrary contained therein, subject to Section 3(b)(v) below, the Debtors shall not be obligated to pay or reimburse in cash Novelion for any fees, costs, expenses, or charges (including any fees, costs, and expenses of counsel and financial advisor for Novelion).

(v)                                 Right to Seek Additional Adequate Protection. Under the circumstances and given that the above-described adequate protection is consistent with the Bankruptcy Code, including section 506(b) thereof, this Court finds that the adequate protection provided herein is reasonable to protect the interests of Novelion. However, Novelion may request Court approval for additional or alternative adequate protection pursuant to the Subordination Agreement, and, only in the event the Restructuring Support Agreement is terminated as to Novelion (through no fault or breach by Novelion) prior to consummation of the Plan, Novelion may request fees, costs, expenses, or charges (including any fees, costs, and expenses of counsel and financial advisor for Novelion), in either case without prejudice to any objection of the Debtors the Committee or any other party in interest to the grant of any additional or alternative adequate protection.

(c) Nothing in the Interim Order or this Final Order shall be construed as a determination or finding that there has been or will be any diminution in value of Prepetition Collateral (including Cash Collateral) or how any such diminution in value must be calculated, and the rights of all parties as to whether there has been a diminution in value of Prepetition Collateral (including Cash Collateral) or how any such diminution in value must be calculated are hereby preserved. Notwithstanding anything to the contrary herein, any Adequate Protection payment pursuant to this Final Order shall be without prejudice, and with a full reservation of rights, as to whether any such payments should be recharacterized or reallocated pursuant to section 506(b) of the Bankruptcy Code as payments of principal, interest or otherwise, or subject to disgorgement or other appropriate remedies.

4.                                      Automatic Postpetition Lien Perfection. This Final Order shall be sufficient and conclusive evidence of the validity, enforceability, perfection, and priority of the DIP Liens and the Adequate Protection Liens without the necessity of (a) filing or recording any financing statement, deed of trust, mortgage, or other instrument or document that may otherwise be required under the law of any jurisdiction, (b) obtaining “control” (as defined in any applicable Uniform Commercial Code or other law) over any Adequate Protection Collateral to the extent provided herein (and the DIP Agent and, after Payment in Full of the DIP Facility, the Prepetition Agent shall be deemed, without any further action, to have control over all the Debtors’ deposit accounts, securities accounts and commodities accounts within the meaning of such Uniform Commercial Code and other law) or (c) taking any other action to validate or perfect the DIP Liens and the Adequate Protection Liens or to entitle the DIP Liens and the Adequate Protection Liens to the priorities granted herein. Notwithstanding the foregoing, each of the DIP Agent (at the direction of the requisite lenders under the DIP Facility), the Prepetition Agent (at the direction of the requisite percentage of Prepetition Bridge Lenders) and Novelion may, each in its sole discretion, enter into and file, as applicable, financing statements, mortgages, security agreements, notices of Liens, and other similar documents, and is hereby granted relief from the automatic stay of section 362 of the Bankruptcy Code in order to do so, and all such financing statements, mortgages, security agreements, notices, and other agreements or documents shall be deemed to have been entered into, filed or recorded as of the Petition Date. The applicable Debtors shall execute and deliver to the DIP Agent, the Prepetition Agent and Novelion, as applicable, all such financing statements, mortgages, notices, and other documents as such parties may, at the direction of the lenders as applicable, reasonably request to evidence and confirm the contemplated validity, perfection and priority of the DIP Liens and the Adequate Protection Liens, as applicable, granted pursuant hereto, and shall deliver copies to the Committee of all of the foregoing. Without limiting the foregoing, the DIP Agent and the Prepetition Agent (each at the direction of the applicable percentage of required lenders) and Novelion may, each in its discretion, file a photocopy of this Final Order as a financing statement with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which any Debtor has real or personal property, and in such event, the subject filing or recording officer shall be authorized and hereby is directed to file or record such copy of this Final Order. Any provision of any lease, loan document, easement, use agreement, proffer, covenant, license, contract, organizational document, or other instrument or agreement that requires the payment of any fees or other monetary obligations to any governmental entity or non-governmental entity in order for the Debtors to pledge, grant, mortgage, sell, assign, or otherwise transfer any fee or leasehold interest or the proceeds thereof or other Adequate Protection Collateral is and shall be deemed to be inconsistent with the provisions of the Bankruptcy Code, and shall have no force or effect with respect to the Liens on such leasehold interests or other applicable Adequate Protection Collateral or the proceeds of any assignment and/or sale thereof by any Debtor, in favor of the DIP Secured Parties in accordance with the terms of the DIP Loan Documents and this Final Order or in favor of the Prepetition Secured Parties in accordance with this Final Order. To the extent that the Prepetition Agent is the secured party under any security agreement, mortgage, leasehold mortgage, landlord waiver, financing statement, or account control agreements, listed as loss payee or additional insured under any of the Debtors’ insurance policies, or is the secured party under any of the Prepetition Loan Documents, the DIP Agent shall also be deemed to be the secured party under such account control agreements, loss payee or additional insured under the Debtors’ insurance policies, and the secured party under each such Prepetition Loan Document, shall have all rights and powers attendant to that position (including rights of enforcement), and shall act in that capacity and distribute any proceeds recovered or received first, for the benefit of the DIP Secured Parties in accordance with the DIP Loan Documents and second, subsequent to Payment in Full of all DIP Obligations, for the benefit of the Prepetition Secured Parties. The Prepetition Agent shall serve as agent for the DIP Agent for purposes of perfecting the DIP Agent’s Liens on all Adequate Protection Collateral that, without giving effect to the Bankruptcy Code and this Final Order, is of a type such that perfection of a Lien therein may be accomplished only by possession or control by a secured party.

5.                                      Reservation of Certain Third Party Rights and Bar of Challenges and Claims. The Debtors’ Stipulations shall be binding upon the Debtors and, subject in all respects to the provisions of this paragraph 5, their estates. The Debtors’ Stipulations shall be binding upon their estates and each other party in interest, including the Committee, except to the extent the Committee or any other party in interest with standing (including any chapter 11 trustee) other than the Debtors (or if the Cases are converted to cases under chapter 7 prior to the expiration of the Challenge Period (as defined below), the chapter 7 trustee in such Successor Case), first, commences, by the earlier of (x) with respect to the Committee, August 27, 2019 (the “Committee Challenge Deadline”), provided (i) if the Restructuring Support Agreement is terminated prior to August 27, 2019, then the Committee Challenge Deadline shall be automatically extended to October 11, 2019 and (ii) if prior to the termination of the Committee’s Challenge Deadline, the Committee files a motion seeking standing to pursue any Challenge which includes a copy of any proposed objection or adversary complaint containing a description of the claims and causes of action the Committee proposes to pursue, then the Committee’s Challenge Deadline shall be automatically extended until the date that is five (5) business days after the Court rules on such request; and (y) with respect to other parties in interest with requisite standing other than the Debtors or the Committee, August 7, 2019 (such time period established by clauses (x) and (y), as the same may be extended in accordance with this Paragraph 5, shall be referred to as the “Challenge Period,” and the date that is the next calendar day after the termination of the Challenge Period in the event that either (i) no Challenge (as defined below) is properly raised during the Challenge Period or (ii) with respect only to those parties who properly file a Challenge, such Challenge is fully and finally adjudicated, shall be referred to as the “Challenge Period Termination Date”), (A) a contested matter, adversary proceeding, challenging or otherwise objecting to the admissions, stipulations, findings, or releases included in the Debtors’ Stipulations, or (B) a contested matter, adversary proceeding against any or all of (1) the Prepetition Bridge Loan Secured Parties in connection with or related to the Prepetition Bridge Loan Obligations, or the actions or inactions of any of the Prepetition Bridge Loan Secured Parties arising out of or related to the Prepetition Bridge Loan Obligations or the Prepetition Bridge Loan

Documents or (2) Novelion in connection with or related to the Non-Contested Novelion Intercompany Amount, or the actions or inactions of Novelion arising out of or related to the Non-Contested Novelion Intercompany Amount, including any claim against any or all of the Prepetition Secured Parties in the nature of a “lender liability” cause of action, setoff, counterclaim, or defense to the Prepetition Obligations (including those under sections 506, 544, 547, 548, 549, 550, and/or 552 of the Bankruptcy Code or by way of suit against any of the Prepetition Secured Parties) (clauses (i) and (ii) collectively, the “Challenges” and, each individually, a “Challenge”), and second, obtains a final, non-appealable order in favor of such party in interest sustaining any such Challenge in any such timely-filed contested matter, adversary proceeding, or other action (any such Challenge timely brought for which such a final and non-appealable order is so obtained, a “Successful Challenge”). If a chapter 7 trustee or a chapter 11 trustee is appointed or elected during the Challenge Period, then the Challenge Period Termination Date, with respect to such trustee only, shall be the later of (i) the last day of the Challenge Period and (ii) the date that is twenty (20) days after the date on which such trustee is appointed or elected. Except as otherwise expressly provided herein (including in paragraph 3(c) hereof), from and after the Challenge Period Termination Date and for all purposes in these Cases and any Successor Cases (and after the dismissal of these Cases or any Successor Cases), (i) all payments made to or for the benefit of the Prepetition Secured Parties pursuant to, or otherwise authorized by, the Interim Order, this Final Order or otherwise (whether made prior to, on, or after the Petition Date) shall be indefeasible and not be subject to counterclaim, set-off, subordination, recharacterization, defense, disallowance, recovery or avoidance, (ii) any and all such Challenges by any party in interest shall be deemed to be forever released, waived, and barred, (iii) all of the Prepetition Bridge Loan Obligations and the Non-Contested Novelion Intercompany Amount shall be deemed to be fully allowed claims, and (iv) the Debtors’ Stipulations, including the release provisions therein, shall be binding on all parties in interest in these Cases or any Successor Cases, including the Committee or chapter 11 or chapter 7 trustee. Notwithstanding the foregoing, to the extent any Challenge is timely asserted, the Debtors’ Stipulations and the other provisions in clauses (i) through (iv) in the immediately preceding sentence shall nonetheless remain binding and preclusive on the Debtors’ estates, the Committee and on any other party in interest from and after the Challenge Period Termination Date, except to the extent that such Debtors’ Stipulations or the other provisions in clauses (i) through (iv) of the immediately preceding sentence were expressly challenged in such Challenge and such Challenge becomes a Successful Challenge. Except as may be ordered by the Court for cause shown, the Challenge Period may be extended only with the written consent of the DIP Agent and Prepetition Agent in their sole discretion (at the direction of the requisite applicable lenders), which consent may be confirmed by the DIP Agent and Prepetition Agent via e-mail. Notwithstanding any provision to the contrary herein, nothing in this Final Order shall be construed to grant standing on any party in interest, including the Committee, to bring any Challenge on behalf of the Debtors’ estates.

6.                                      Carve-Out. Subject to the terms and conditions contained in this Paragraph 6, each of the DIP Liens, the DIP Superpriority Claims, the Prepetition Liens, the Adequate Protection Liens, and the Adequate Protection Superpriority Claims shall be subject and subordinate to payment of the Carve-Out in accordance with the terms of this Final Order:

(i)                                     Carve-Out. For purposes of this Final Order, “Carve-Out” means (a) all unpaid fees required to be paid in these Cases to the clerk of the Bankruptcy Court and to the office of the United States Trustee under 28 U.S.C. § 1930(a)(6); (b) all reasonable fees and expenses incurred by a trustee under section 726(b) of the Bankruptcy Code, in an aggregate amount not to exceed $50,000 (without regard to the Carve-Out Trigger Notice); (c) to the extent allowed by the Court at any time, whether by interim order, procedural order or otherwise, all unpaid fees, costs, and disbursements (“Debtor Professionals Fees”) of professionals retained by the Debtors in these Cases (collectively, the “Debtors’ Professionals”) that are incurred prior to the delivery by the DIP Agent or Prepetition Agent of a Carve-Out Trigger Notice (as defined below), whether allowed by the Court prior to or after delivery of the Carve-Out Trigger Notice, that remain unpaid after application of any retainers being held by such professionals; (c) to the extent allowed by the Court at any time, whether by interim order, procedural order or otherwise, all unpaid fees, costs, and disbursements of professionals (“Committee Professional Fees,” and together with the Debtor Professional Fees, the “Professional Fees”) retained by the Committee in these Cases (collectively, the “Committee’s Professionals”) and all reasonable unpaid out-of-pocket expenses of the members of the Committee (“Committee Members”), in each case that are incurred prior to the delivery by the DIP Agent or the Prepetition Agent of a Carve-Out Trigger Notice, whether allowed by the Court prior to or after delivery of the Carve-Out Trigger Notice, and remain unpaid after application of any retainers being held by such professionals; (d) the unpaid fees, costs, and disbursements of the Debtors’ Professionals that are incurred after the delivery of a Carve-Out Trigger Notice by the DIP Agent or the Prepetition Agent, that are allowed by this Court under sections 327, 330 or 363 of the Bankruptcy Code, after application of any already un-applied retainers being held by such professionals, in an aggregate amount not to exceed $1,000,000 (the “Debtors’ Professionals Carve-Out Cap”); and (e) the reasonable unpaid fees, costs, and disbursements of the Committee Professionals and the reasonable unpaid expenses of Committee Members that are incurred after the delivery of a Carve-Out Trigger Notice by the DIP Agent or Prepetition Agent, that are allowed by this Court under sections 328, 330 or 1103 of the

Bankruptcy Code after application of any retainers being held by such professionals, in an aggregate amount (for both Committee Members and the Committee’s Professionals) not to exceed $400,000 (the “Committee Carve-Out Cap” and, together with the Debtors’ Professionals Carve-Out Cap, the “Post-Default Carve-Out Cap”) (provided that any success, completion, or similar fees payable from the Post-Default Carve-Out Cap amount shall be subject and subordinate, and junior in right of payment, to all other Professional Fees payable from such amount). The term “Carve-Out Trigger Notice” shall mean a written notice delivered by the DIP Agent or the Prepetition Agent, at the direction of the applicable lenders, to the Debtors’ lead counsel, the United States Trustee, and lead counsel to the Committee, which notice may be delivered at any time following the occurrence and during the continuation of any Termination Event (as defined below), expressly stating that a Termination Event has occurred and that the Post-Default Carve-Out Cap is triggered. Immediately upon the delivery of a Carve-Out Trigger Notice or the closing of a sale of all or substantially all of the Debtors’ assets, and prior to the payment of any DIP Secured Party or Prepetition Secured Party on account of adequate protection or otherwise, the Debtors shall fund a segregated account established by the Debtors (the “Carve-Out Account”), without any reduction of the DIP Obligations or the Prepetition Obligations, equal to the sum of (I) the Post-Default Carve-Out Cap plus (II) the unpaid fees and expenses that were incurred prior to the delivery of the Carve-Out Trigger Notice in accordance with clauses (b) and (c) above, that have not been disallowed by this Court and for which such Debtors’ Professionals or Committee’s Professionals have submitted a copy of an application to this Court or monthly fee statement and that remain unpaid after application of any retainers being held by such professionals. All amounts deposited in the Carve-Out Account shall continue to be subject to the DIP Liens, the Adequate Protection Liens and the Prepetition Liens such that, upon final payment of all amounts due and owing under the Carve-Out, any funds remaining in the Carve-Out Account shall be remitted to the DIP Agent or the Prepetition Agent, as applicable, for application in accordance with this Final Order, the Subordination Agreement, the DIP Loan Documents and Prepetition Loan Documents, as applicable. No amounts set forth in this subparagraph 6(i) with respect to the Post-Default Carve-Out Cap may be modified without the prior written consent of the DIP Agent and the Prepetition Agent (at the direction of the requisite applicable lenders) and, solely with respect to the Committee Carve-Out Cap, the Committee. Notwithstanding anything to the contrary, the failure of the Carve-Out Account to satisfy in full the allowed fees and expenses of the Debtors’ Professionals or the Committee’s Professionals shall not affect the priority of the Carve-Out, and in no way shall the Carve-Out, the Post-Default Carve-Out Cap, the Carve-Out Account, or any of the foregoing be construed as a cap or limitation on the amount of professional fees assertable by the Debtors’ Professionals or the Committee’s Professionals or due and payable by the Debtors.

(ii)                                  No Direct Obligation to Pay Professional Fees; No Waiver of Right to Object to Fees. The Prepetition Secured Parties shall not be responsible for the direct payment or reimbursement of any fees or disbursements of any of the Debtors’ Professionals, Committee’s Professionals or Committee Members incurred in connection with the Cases or any Successor Cases under any chapter of the Bankruptcy Code. Nothing in this Final Order or otherwise shall be construed (i) to obligate any DIP Secured Party or any Prepetition Secured Party in any way to pay compensation to, or to reimburse expenses of, any of the Debtors’ Professionals, the Committee’s Professionals or Committee Members, or to guarantee that the Debtors or their estates have sufficient funds to pay such compensation or reimbursement or (ii) to increase the Carve-Out if actual allowed fees and expenses of any of the Debtors’ Professionals, Committee’s Professionals or Committee Members are higher in fact than the Post-Default Carve-Out Cap.

Notwithstanding any provision in this Paragraph 6 to the contrary, no portion of the Carve-Out, Cash Collateral, Prepetition Collateral, Adequate Protection Collateral or proceeds of the DIP Facility shall be utilized for the payment of professional fees and disbursements to the extent restricted under Paragraph 16 hereof. Nothing herein shall be construed as consent to the allowance of any professional fees or expenses of any of the Debtors, the Committee, any other official or unofficial committee in these Cases or any Successor Cases, any trustee or of any other person or entity, or shall affect the right of any DIP Secured Party or any Prepetition Secured Party or any other party to object to the allowance and payment of any such fees and expenses.

(iii)                               Payment of Allowed Professional Fees and Expenses. The Debtors shall be permitted to pay fees and expenses of the Debtors’ Professionals, the Committee’s Professionals and the Committee Members, subject to this Final Order, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules and any interim compensation procedures order entered by this Court. The amounts paid prior to the Carve-Out Trigger Notice shall not reduce the Post-Default Carve-Out Cap.

7.                                      Waiver of 506(c) Claims. As a further condition of (i) the DIP Facility and any obligation of the DIP Secured Parties to make credit extensions pursuant to the DIP Loan Documents (and the consent of the DIP Secured Parties and the Prepetition Secured Parties to the payment of the Carve-Out to the extent provided herein) and (ii) the Debtors’ use of Cash Collateral pursuant to the Interim Order and this Final Order, (a) no costs or expenses of administration of the Cases or any Successor Cases shall be charged against or recovered from or against any or all of the DIP Secured Parties pursuant to section 506(c) of the Bankruptcy Code or otherwise, without the prior written consent of the DIP Agent (at the direction of the requisite applicable lenders), (b) no costs or expenses of administration of the Cases or any Successor Cases shall be charged against or recovered from or against any or all of the Prepetition Secured Parties, the Prepetition Collateral, the Adequate Protection Collateral and the Cash Collateral, in each case pursuant to section 506(c) of the Bankruptcy Code or otherwise, without the prior written consent of the Prepetition Agent (at the direction of the requisite applicable lenders), and (c) no such consent shall be implied from any other action, inaction, or acquiescence of any or all of the DIP Secured Parties and the Prepetition Secured Parties.

8.                                      After-Acquired Property. Except as otherwise expressly provided in this Final Order, pursuant to section 552(a) of the Bankruptcy Code, all property acquired by the Debtors on or after the Petition Date is not, and shall not be, subject to any Lien of any person or entity resulting from any security agreement entered into by the Debtors prior to the Petition Date, except to the extent that such property constitutes proceeds of property of the Debtors that is subject to a valid, enforceable, perfected, and unavoidable Lien as of the Petition Date (or a valid, enforceable and unavoidable Lien that is perfected subsequent to the Petition Date solely to the extent permitted by section 546(b) of the Bankruptcy Code) that is not subject to subordination or avoidance under the Bankruptcy Code or other provisions or principles of applicable law.

9.                                      Protection of DIP Secured Parties’ and Prepetition Secured Parties’ Rights.

(a)                                 Unless the DIP Agent and the Prepetition Agent (at the direction of the applicable requisite percentage of lenders) shall have provided their prior written consent or all DIP Obligations and Prepetition Bridge Loan Obligations (excluding the Roll Up Loans) have been Paid in Full (subject to the Subordination Agreement), there shall not be entered in any of these Cases or any Successor Cases any order (including any order confirming any plan of reorganization or liquidation) that authorizes any of the following: (i) the obtaining of credit or the incurring of indebtedness that is secured by a security, mortgage, or collateral interest or other Lien on all or any portion of the Adequate Protection Collateral or Prepetition Collateral and/or

that is entitled to administrative priority status, in each case that is superior to or pari passu with the DIP Liens, the DIP Superpriority Claims, the Prepetition Liens, the Adequate Protection Liens, the Adequate Protection Superpriority Claims and/or the other DIP Protections ; (ii) the use of Cash Collateral for any purpose other than to Pay in Full the DIP Obligations and the Prepetition Bridge Loan Obligations (excluding the Roll Up Loans) or as otherwise permitted in the DIP Loan Documents and this Final Order, (iii) the return of goods pursuant to section 546(h) of the Bankruptcy Code (or other return of goods on account of any prepetition indebtedness) to any creditor of any Debtor or any creditor’s taking any setoff against any of its prepetition indebtedness based upon any such return pursuant to section 553 of the Bankruptcy Code or otherwise, or (iv) any modification of any of the DIP Secured Parties’ or the Prepetition Secured Parties’ rights under this Final Order, the DIP Loan Documents or the Prepetition Bridge Loan Documents with respect any DIP Obligations or Prepetition Bridge Loan Obligations.

(b)                                 The Debtors will, until the earlier of the consummation of the Plan or until the DIP Obligations and the Prepetition Obligations have been Paid in Full, (i) maintain books, records, and accounts to the extent and as required by the DIP Loan Documents, (ii) reasonably cooperate with, consult with, and provide to the DIP Secured Parties, the Prepetition Secured Parties and the Committee all such non-privileged information and documents that any or all of the Debtors are obligated (including upon request by any of the DIP Secured Parties, the Prepetition Secured Parties or the Committee) to provide under the DIP Loan Documents, the Prepetition Loan Documents (in the absence of the pendency of these Cases) or the provisions of this Final Order, (iii) permit consultants, advisors and other representatives (including third party representatives) of each of the DIP Agent, the Prepetition Agent, the DIP Lenders, the Prepetition Bridge Lenders, Novelion, and the Committee to visit and inspect any of the Debtors’ respective properties, to examine and make abstracts or copies from any of their respective books and records, to tour the Debtors’ business premises and other properties, and to discuss, and provide non-privileged advice with respect to, their respective affairs, finances, properties, business operations, and accounts with their respective officers, employees, independent public accountants and other professional advisors (other than legal counsel) as and to the extent required by the DIP Loan Documents, and (iv) permit the DIP Agent, the Prepetition Agent, the Prepetition Bridge Lenders, the DIP Lenders, Novelion, the Committee and each of their respective consultants, advisors and other representatives to consult with the Debtors’ management and advisors on matters concerning the Debtors’ businesses, financial condition, operations and assets. Notwithstanding anything to the contrary contained herein, the Debtors do not waive any right to attorney-client, work product, or similar privilege, and neither the Debtors nor their legal and financial advisors shall be required to provide the DIP Agent, the Prepetition Agent or other Prepetition Secured Parties, Novelion, or the Committee, or their respective counsel and financial advisors with any information subject to attorney-client privilege or consisting of attorney work product. For avoidance of doubt, the Prepetition Agent , Novelion, and the Committee shall have the same access and cooperation rights as the DIP Agent for purposes of this subparagraph (b).

10.                               Proceeds of Subsequent Financing. Without limiting the provisions and protections of Paragraph 9 above, if at any time prior to the Payment in Full of all the DIP Obligations and the Prepetition Bridge Loan Obligations (excluding the Roll Up Loans) (including subsequent to the confirmation of any chapter 11 plan or plans with respect to any of the Debtors), the Debtors’ estates, any trustee, any examiner with enlarged powers, or any responsible officer subsequently appointed shall obtain credit or incur debt pursuant to sections 364(b), 364(c), 364(d), or any other provision of the Bankruptcy Code in violation of this Final Order or the DIP

Loan Documents, then all of the cash proceeds derived from such credit or debt and all Cash Collateral shall immediately be turned over to the DIP Agent for application to the DIP Obligations until Paid in Full and then to the Prepetition Bridge Loan Obligations (other than the Roll Up Loans) subject to the Subordination Agreement.

11.                               Cash Collection. Subject to the Carve-Out, from and after the date of the entry of this Final Order, all collections and proceeds of any Adequate Protection Collateral or Prepetition Collateral or services provided by any Debtor and all Cash Collateral that shall at any time come into the possession, custody, or control of any Debtor, or to which any Debtor is now or shall become entitled at any time, shall be promptly deposited in the same lock-box and/or deposit accounts into which the collections and proceeds of the Prepetition Collateral were deposited under the Prepetition Loan Documents (or in such other accounts as are designated by the DIP Agent or the Prepetition Agent from time to time) (collectively, the “Cash Collection Accounts”), which accounts shall be subject to the sole dominion and control of the DIP Agent and the Prepetition Agent (and the funds in such accounts may be used by the Debtors to the extent provided in this Final Order and the DIP Loan Documents). Upon the direction of the DIP Agent or, following Payment in Full of the DIP Obligations and until Payment in Full of the Prepetition Bridge Loan Obligations (other than the Roll Up Loans), the Prepetition Agent (at the direction of the applicable requisite percentage of lenders), at any time after the occurrence of a Termination Event and subject to the provisions of Paragraph 5, 6 and 15, (a) all proceeds in the Cash Collection Accounts shall be remitted to the DIP Agent for application to the DIP Obligations until Payment in Full and then to the Prepetition Agent for application to the Prepetition Bridge Loan Obligations (other than the Roll Up Loans) until Payment in Full of the Prepetition Bridge Loan Obligations, and, (b) the DIP Agent and the Prepetition Agent shall be entitled to take all action that is necessary or appropriate to effectuate the foregoing, and (c) the Debtors and the financial institutions where the Debtors’ Cash Collection Accounts are maintained (including those accounts identified in any Cash Management Order (as defined below)), are authorized and directed to remit, without offset or deduction, funds in such Cash Collection Accounts upon receipt of any direction to that effect from the DIP Agent. Unless otherwise agreed to in writing by the DIP Agent and the Prepetition Agent (each at the direction of the applicable requisite percentage of lenders), the Debtors shall maintain no accounts except those identified in the Debtors’ cash management order [Docket No. 253] (the “Cash Management Order”). The Debtors are authorized to incur obligations and liabilities for treasury, depositary or cash management services, including overnight overdraft services, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services provided on a postpetition basis by any financial institution at which any Cash Collection Account is maintained; provided, however, that except to the extent otherwise required by this Court, nothing herein shall require any DIP Secured Party or Prepetition Secured Party to incur any overdrafts or provide any such services or functions to the Debtors.

12.                               Disposition of Adequate Protection Collateral; Credit Bid.

(a)                                 Unless the DIP Obligations and the Prepetition Bridge Loan Obligations (other than the Roll Up Loans) are Paid in Full upon the closing of a sale or other disposition of the Adequate Protection Collateral or Prepetition Collateral, the Debtors shall not sell, transfer, lease, encumber, or otherwise dispose of any portion of the Adequate Protection Collateral or any Prepetition Collateral (or enter into any binding agreement to do so), outside the ordinary course of business, without the prior written consent of the DIP Agent and the Prepetition Agent (and no such consent shall be implied from any other action, inaction, or acquiescence by any DIP Secured Party or

Prepetition Bridge Loan Secured Party or any order of this Court), except as permitted in the DIP Loan Documents and/or the Prepetition Loan Documents, as applicable, and this Final Order. Except to the extent otherwise expressly provided in the DIP Loan Documents, all proceeds from the sale, transfer, lease, encumbrance or other disposition of any Adequate Protection Collateral outside the ordinary course of business shall be remitted to the DIP Agent for application to the DIP Obligations, in accordance with the terms of this Final Order and the DIP Loan Documents. In addition, to the extent provided in the DIP Loan Documents, the Debtors are authorized and directed to enter into such blocked account agreements (with cash dominion, if the DIP Agent (at the direction of the applicable lenders) so elects) with the DIP Agent and such financial institutions as the DIP Agent may require pursuant to the DIP Loan Documents, and, if it so elects (at the direction of the applicable lenders), the DIP Agent shall be entitled to enjoy the benefit of all control agreements to which the Prepetition Agent is a party without the need to enter into new blocked account agreements.

(b)                         Subject to the funding of the Carve-Out and the provisions of Paragraph 6 of this Final Order, (x) the Prepetition Agent (or one or more of its designees, affiliates or assignees) and (y) subject to paragraphs 1.9 and 1.10 of the Subordination Agreement, Novelion (or on or more of its designees, affiliates or assignees), shall each have the unqualified right to credit bid up to the full allowed amount of any of their respective Prepetition Obligations in any non-ordinary course sale of the Prepetition Collateral (or any Adequate Protection Collateral subject to any Secured Party Adequate Protection Liens) under or pursuant to (i) section 363 of the Bankruptcy Code, (ii) any plan of reorganization or plan of liquidation under section 1129 of the Bankruptcy Code to the extent any sale contemplated thereunder does not result in Payment in in Full of all of the DIP Obligations on the effective date of such plan, or (iii) section 725 of the Bankruptcy Code, unless in each case the Court orders otherwise, provided, however, that notwithstanding the foregoing Novelion shall only have the right to credit bid the Non-Contested Novelion Intercompany Amount. For the avoidance of doubt, the Committee reserves all rights to object to any credit bid pursuant to section 363 of the Bankruptcy Code and contest the amount and validity of any secured claim in connection with such credit bid. The Debtors, on behalf of themselves (but subject to the rights of the Committee and other parties-in-interest set forth in Paragraph 5 hereof), stipulate and agree that any non-ordinary course sale of all or part of the Prepetition Collateral (or any Adequate Protection Collateral subject to any Prepetition Secured Party Adequate Protection Liens) that does not include an unqualified right to credit bid up to the full amount of the Prepetition Secured Parties’ respective secured Prepetition Obligations (subject to the Committee’s rights in this paragraph and paragraph 5 hereof) would mean that the Prepetition Agent and the other Prepetition Secured Parties will not receive the indubitable equivalent of their claims and interests. The DIP Agent (or one or more of its designees, affiliates or assignees) shall have the unqualified right to credit bid any or all of the DIP Obligations under or pursuant to (i) section 363 of the Bankruptcy Code, (ii) any plan of reorganization or plan of liquidation under section 1129 of the Bankruptcy Code, or (iii) section 725 of the Bankruptcy Code, unless in each case the Court orders otherwise. If the DIP Agent, the Prepetition Agent, Novelion or their respective designees, affiliates or assignees make a credit bid in connection with any auction or other sale process relating to the sale or other disposition of any Adequate Protection Collateral or Prepetition Collateral, then for purposes of such auction or sale process or any applicable order of this Court, the DIP Agent, Prepetition Agent, and/or Novelion shall be automatically deemed to be a qualified bidder and its bid shall be automatically deemed to constitute a qualified bid, regardless of whether the qualified bidder or qualified bid requirements are satisfied.

13.                               Restructuring Support Agreement. The Debtors, Novelion, the other Consenting Lenders (as defined in the Restructuring Support Agreement (as defined below)) and certain other parties have entered into that certain Restructuring Support Agreement dated as of May 20, 2019 (the “Restructuring Support Agreement”), pursuant to which the parties thereto agreed to support the Debtors’ restructuring as more fully set forth therein. Nothing in this Final Order shall modify any parties’ rights or obligations under the Restructuring Support Agreement.

14.                               Termination Events. The following shall constitute a termination event under this Final Order and the DIP Loan Documents unless waived in writing by each of the DIP Agent and the Prepetition Agent and the requisite percentage of applicable lenders (each, a “Termination Event”):

(a)                         The occurrence and continuation of an uncured and unwaived “Event of Default” under the DIP Credit Agreement, as set forth therein.

(b)                         Any uncured and unwaived breach, default or other violation by any of the Debtors of the material terms and provisions of this Final Order.

(c)                          The termination of the Restructuring Support Agreement.

Notwithstanding the foregoing, a termination of the Restructuring Support Agreement in favor of a transaction that will result in the Payment in Full of all the DIP Obligations and the Prepetition Bridge Loan Obligations on or before the Effective Date shall not result in a termination, reduction or restriction on the ability of the Debtors to continue to use any Cash Collateral in accordance with the terms and conditions of this Final Order.

15.                               Rights and Remedies Upon Termination Event.

(a)                                 Any automatic stay otherwise applicable to the DIP Secured Parties and the Prepetition Secured Parties is hereby modified, without requiring prior notice to or authorization of this Court, to the extent necessary to permit the DIP Secured Parties and the Prepetition Secured Parties (subject to the Subordination Agreement) to, subject to subparagraph (b) of this paragraph, exercise (i) immediately upon the occurrence and during the continuance of any Termination Event, all rights and remedies under this Final Order, the Prepetition Bridge Loan Credit Agreement (solely with respect to Bridge Loan Obligation other than Roll Up Loans), the DIP Loan Documents and/or applicable non-bankruptcy law (other than those rights and remedies against the Adequate Protection Collateral as provided in subparagraph 15(b) below), including in each case to (i)(1) declare all Prepetition Bridge Loan Obligations (other than Roll Up Loans) and/or DIP Obligations to be immediately due and payable, (2) declare the termination, reduction or restriction of any further commitment to extend credit to the Debtors, to the extent any such commitment remains, and/or (3) terminate the Prepetition Bridge Loan Credit Agreement, DIP Facility and any other DIP Loan Documents as to any future liability or obligation of the DIP Agent, Prepetition Agent, and the other DIP Secured Parties and Prepetition Secured Parties, but without affecting any of the DIP Obligations or Prepetition Obligations or the DIP Liens or Prepetition Liens securing such obligations; and/or (ii) to declare a termination, reduction or restriction on the ability of the Debtors to use any Cash Collateral (any such declaration hereunder shall be made to the respective lead counsel to the Debtors, the Committee and the U.S. Trustee, and shall be referred to herein as a “Termination Declaration” and the date that is the earliest to occur of any such Termination Declaration being herein referred to as the “Termination Declaration Date”).

(b)                                 In addition to the rights and remedies described above, seven (7) business days following the Termination Declaration Date, unless prior to such time this Court determines that a Termination Event has not occurred and/or is not continuing, the DIP Secured Parties, and

Prepetition Bridge Loan Secured Parties are hereby granted relief from the automatic stay, without further notice, hearing, motion, order or other action of any kind, to foreclose on, or otherwise enforce and realize on, its DIP Liens or Prepetition Liens on all or any portion of the Prepetition Collateral or Adequate Protection Collateral, including by collecting accounts receivable and applying the proceeds thereof to the DIP Obligations or Prepetition Obligations (other than the Roll Up Loans), and by occupying the Debtors’ premises to sell or otherwise dispose of the Adequate Protection Collateral or Prepetition Collateral. Solely during the seven (7) Business Day period after a Termination Declaration Date, the Debtors and the Committee shall be entitled to an emergency hearing before this Court for the purpose of (i) contesting whether a Termination Event has occurred and is continuing, and (ii) solely in the case of the Committee, demonstrating adequate protection for the continued use of Cash Collateral, and section 105 of the Bankruptcy Code may not be invoked (a) by the Debtors, the Committee or any other party in interest in an effort to restrict or preclude any DIP Secured Party from exercising any rights or remedies set forth in this Final Order (with respect to the DIP Obligations) or DIP Loan Documents or, (b) by the Debtors in an effort to restrict or preclude any Prepetition Bridge Loan Secured Party from exercising any rights or remedies set forth in the Prepetition Bridge Loan Credit Agreement. During such seven (7) Business Day period, the Debtors may not use Cash Collateral except to pay payroll and other expenses critical to the business of the Debtors operating in accordance with the Approved Budget.

(c)                                  Subject to the provisions of Paragraph 5, 6, and 15 hereof, all proceeds realized in connection with the exercise of the rights and remedies of the DIP Secured Parties or the Prepetition Bridge Loan Secured Parties shall be turned over to the DIP Agent for application to the DIP Obligations under, and in accordance with the provisions of, the DIP Loan Documents and this Final Order until Payment in Full of all of the DIP Obligations and then to the Prepetition Agent for application to the Prepetition Bridge Loan Obligations (other than the Roll Up Loans) under, and in accordance with the provisions of, the Prepetition Bridge Loan Documents and this Final Order until Payment in full of the Prepetition Bridge Loan Obligations (other than the Roll Up Loans).

(d)                                 Notwithstanding anything contained herein to the contrary, and without limiting any other rights or remedies of the DIP Agent or the Prepetition Agent contained in this Final Order or the DIP Loan Documents or Prepetition Loan Documents, or otherwise available at law or in equity, and subject to the terms of the DIP Loan Documents, upon five Business Days’ written notice to the Debtors, counsel to the Committee, and any landlord, lienholder, licensor, or other third party owner of any leased or licensed premises or intellectual property that a Termination Event has occurred and is continuing, the DIP Agent, DIP Lenders, Prepetition Agent and Prepetition Bridge Lenders (i) may, unless otherwise provided in any separate agreement by and between the applicable landlord or licensor and the Prepetition Agent or DIP Agent (the terms of which shall be reasonably acceptable to the parties thereto), enter upon any leased or licensed premises of the Debtors for the purpose of exercising any remedy with respect to any Prepetition Collateral or Adequate Protection Collateral located thereon and (ii) shall be entitled to all of the Debtors’ rights and privileges as lessee or licensee under the applicable license and to use any and all trademarks, trade names, copyrights, licenses, patents, or any other similar assets of the Debtors that are owned by or subject to a Lien of any third party and that are used by Debtors in their businesses, in the case of either subparagraph (i) or (ii) of this Paragraph 15(d) without interference from lienholders or licensors thereunder, subject to such lienholders’ or licensors’ rights under applicable law; provided, however, that the Prepetition Agent or DIP Agent, on behalf of the

Prepetition Bridge Loan Secured Parties and DIP Secured Parties shall pay only rent and additional rent, fees, royalties, or other monetary obligations of the Debtors that first arise after the written notice referenced above from the DIP Agent or Prepetition Agent and that accrue during the period of such occupancy or use by such DIP Agent or Prepetition Agent calculated on a per diem basis. Nothing herein shall require the Debtors, the DIP Agent, Prepetition Agent, Novelion, or the other Prepetition Secured Parties or DIP Secured Parties to assume any lease, license or other contract under Bankruptcy Code section 365(a) as a precondition to the rights afforded to the Prepetition Agent, the DIP Agent, and the other DIP Secured Parties or Prepetition Bridge Loan Secured Parties in this Paragraph 15(d).

(e)                                  The automatic stay imposed under section 362(a) of the Bankruptcy Code is hereby modified pursuant to the terms of this Final Order and the DIP Loan Documents as necessary to (i) permit the Debtors to grant the Adequate Protection Liens and the DIP Liens and to incur all liabilities and obligations to the DIP Secured Parties and the Prepetition Secured Parties under the DIP Loan Documents, the DIP Facility, and this Final Order, (ii) authorize Novelion, the DIP Secured Parties and the other Prepetition Secured Parties to retain and apply payments made in accordance with the DIP Loan Documents, the Prepetition Loan Documents and/or this Final Order, (iii) to permit each of the DIP Agent, the other DIP Secured Parties, the Prepetition Agent, Novelion and the other Prepetition Secured Parties to perform any act authorized under this Final Order, the DIP Loan Documents, Subordination Agreement and the Prepetition Loan Documents, and (iv) otherwise to the extent necessary to implement and effectuate the provisions of this Final Order and the DIP Loan Documents.

(f)                                   Subject to Payment in Full of the DIP Obligations, notwithstanding anything contained herein to the contrary, and without limiting any other rights or remedies of the

Prepetition Agent or the other Prepetition Secured Parties contained in this Final Order or the Prepetition Loan Documents, or otherwise available at law or in equity, the Prepetition Agent shall succeed to, and be entitled to, all of the rights, remedies, benefits and protections accorded to the DIP Agent pursuant to Paragraph 15(e), as if all references therein to the “DIP Agent” and the “DIP Parties” are references to the “Prepetition Agent” and the “Prepetition Bridge Loan Secured Parties” until the Payment in Full of the Prepetition Bridge Loan Obligations (other than Roll Up Loans).

16.                               Restriction on Use of Proceeds. Notwithstanding anything herein to the contrary, no loans and/or proceeds from the DIP Facility, Adequate Protection Collateral, Cash Collateral (including any retainer held by any professionals for the below-referenced parties), Prepetition Collateral, or any portion of the Carve-Out may be used by (a) any Debtor, Committee or trustee or other estate representative appointed in the Cases or any Successor Cases, or any other person, party, or entity (including any of the Debtors’ Professionals, the Committee’s Professionals or the Committee Members) to investigate (except as set forth below) or prosecute any Challenge (including any litigation or other action) in connection with the value of the Prepetition Collateral or the Adequate Protection Collateral (or to pay any professional fees and disbursements incurred in connection therewith) at any time; or (b) any Debtor, the Committee, or any trustee or other estate representative appointed in the Cases or any Successor Cases, or any other person, party, or entity (including any of the Debtors’ Professionals, the Committee’s Professionals or the Committee Members) to (or to pay any professional fees and disbursements incurred in connection therewith): (i) request authorization to obtain postpetition loans or other financial accommodations pursuant to section 364(c) or (d) of the Bankruptcy Code, unless upon consummation of any such loan all DIP Obligations are to be Paid in Full in Cash, or to seek any modification to the Interim

Order or this Final Order not approved by the DIP Agent and Prepetition Agent (at the direction of the applicable percentage of lenders); (ii) investigate (except as set forth below), assert, join, commence, support, or prosecute any action for any claim, counter-claim, action, proceeding, application, motion, objection, defense, or other contested matter seeking any order, judgment, determination, or similar relief against, or adverse to the interests of, any or all of the DIP Secured Parties, the Prepetition Secured Parties, their respective affiliates, assigns or successors and the respective officers, directors, employees, agents, attorneys, representatives and other advisors of the foregoing, with respect to any transaction, occurrence, omission, action, or other matter (including formal or informal discovery proceedings in anticipation thereof) in connection with the Prepetition Obligations, the Prepetition Liens, or the debtor-creditor relationship between any of the Prepetition Secured Parties, on the one hand, and any of the Debtors, on the other hand, including (A) any Challenges and any Avoidance Actions or other actions arising under chapter 5 of the Bankruptcy Code; (B) any action with respect to the validity, enforceability, priority, and extent of the DIP Obligations and/or the Prepetition Obligations, or the validity, extent, and priority of the DIP Liens, the Prepetition Liens, or the Adequate Protection Liens; (C) any action seeking to invalidate, set aside, avoid, or subordinate, in whole or in part, the DIP Liens, the Prepetition Liens, the Prepetition Secured Party Adequate Protection Liens, or the other Prepetition Secured Party Adequate Protection; and/or (D) any action seeking to modify any of the rights, remedies, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties hereunder or under the DIP Loan Documents or the Prepetition Loan Documents, as applicable, or any payments made thereunder or in respect thereof; provided, however, up to $225,000 in the aggregate of the Carve-Out, any Adequate Protection Collateral, any Prepetition Collateral, any Cash Collateral and proceeds of the DIP Facility may be used by the Committee to investigate (but not to prosecute) the claims and/or Liens of the Prepetition Agent, Novelion and the other Prepetition Secured Parties under the Prepetition Loan Documents so long as such investigation occurs within the Challenge Period, as such period may be extended pursuant to the terms of this Final Order; or (ii) pay any fees or similar amounts to any person (other than the Prepetition Secured Parties) who has proposed or may propose to purchase interests in any of the Debtors without the prior written consent of the Prepetition Agent. Any limitations imposed by this paragraph shall not cap or otherwise limit the amount of allowed fees, expenses and disbursements of the Committee and its advisors in these Chapter 11 cases or otherwise.

17.                               Proofs of Claim. The Prepetition Secured Parties will not be required to file proofs of claim in any of the Cases or Successor Cases for any claim allowed herein. The Debtors’ Stipulations shall be deemed to constitute a timely filed proof of claim for the Prepetition Secured Parties in respect of all Prepetition Obligations. In addition, the Prepetition Secured Parties and the DIP Secured Parties will not be required to file any request for allowance and/or payment of any administrative expenses, and this Order shall be deemed to constitute a timely filed request for allowance and/or payment of any Prepetition Obligations constituting administrative expenses or any DIP Obligations, as applicable. Notwithstanding any order entered by this Court in relation to the establishment of a bar date in any of the Cases or Successor Cases to the contrary, each of the Agents, for the benefit of itself and the other DIP Secured Parties and Prepetition Secured Parties, and Novelion, are hereby authorized and entitled, in its sole discretion, but not required, to file (and amend and/or supplement, in its discretion) in each of the Cases or Successor Cases (i) in the case of Prepetition Agent, a proof of claim and/or aggregate proofs of claim in respect of any Prepetition Bridge Loan Obligations, and (ii) in the case of each of the Prepetition Agent and the DIP Agent, a request or aggregate requests for allowance and/or payment of any portion of the

DIP Obligations or Prepetition Bridge Loan Obligations constituting administrative expenses, (iii) in the case of Novelion, a proof of claim in respect of any Novelion Intercompany Loan Obligations, and (iv) in the case of Novelion, a request or aggregate requests for allowance and/or payment of any portion of the Novelion Intercompany Loan Obligations constituting administrative expenses.

18.                               Preservation of Rights Granted Under the Final Order.

(a)                                 Dismissal. If any order dismissing any of the Cases under section 1112 of the Bankruptcy Code or otherwise is at any time entered, then notwithstanding any such dismissal, (i) all rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively, shall remain in full force and effect and be binding on all parties in interest and be governed in all respects by the provisions of this Final Order (and shall maintain their respective priorities as provided by this Final Order) until all DIP Obligations and all Prepetition Obligations have been Paid in Full, and (ii) this Court shall retain jurisdiction, notwithstanding such dismissal, for the purposes of enforcing such rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively.

(d)                                 Survival of Final Order. The provisions of this Final Order and the DIP Loan Documents, any actions taken pursuant hereto or thereto, and all of the DIP Protections (including the Prepetition Secured Party Adequate Protection), and all other rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively, shall survive, and shall not be modified, impaired, or discharged by, the entry of any order confirming any plan of reorganization in any Case or Successor Case, converting any Case to a case under chapter 7, dismissing any of the

Cases, withdrawing of the reference of any of the Cases or any Successor Cases or providing for abstention from handling or retaining of jurisdiction of any of the Cases or any Successor Case in this Court, or terminating the joint administration of these Cases or any Successor Case or by any other act or omission. The terms and provisions of this Final Order, including all of the DIP Protections (including the Prepetition Secured Party Adequate Protection) and all other rights, remedies, Liens, priorities, privileges, protections, and benefits granted to any or all of the DIP Secured Parties and the Prepetition Secured Parties, respectively, shall continue in full force and effect and be binding on all parties in interest notwithstanding the entry of any such order, and such DIP Protections (including the Prepetition Secured Party Adequate Protection), and such other rights, remedies, Liens priorities, privileges, protections and benefits, shall continue in full force and effect in these proceedings and in any Successor Cases and after dismissal of any thereof, and shall maintain their respective priorities as provided by this Final Order. The DIP Obligations shall not be discharged by the entry of an order confirming any such chapter 11 plan, the Debtors having waived such discharge pursuant to section 1141(d)(4) of the Bankruptcy Code.

19.                               Amendments. Notwithstanding anything in the DIP Documents to the contrary, all amendments, supplements, waivers, or modifications to any provision of this Final Order or the DIP Loan Documents must be provided to the Committee on no less than three (3) Business Days’ notice.

20.                               Insurance Policies. Upon entry of this Final Order but subject to the terms herein, the DIP Agent, the other DIP Secured Parties, the Prepetition Agent, Novelion and the other Prepetition Secured Parties shall be, and shall be deemed to be, without any further action or notice, named as additional insureds and loss payees, as applicable, on each insurance policy maintained by the Debtors that in any way relates to the Adequate Protection Collateral, and the

Debtors shall take such actions as are reasonably requested by the DIP Agent, the Prepetition Agent (each at the direction of the applicable requisite percentage of lenders) and Novelion from time to time to evidence or effectuate the foregoing.

21.                               Other Rights and Obligations.

(a)                                 Expenses. The applicable Debtors will promptly pay all reasonable expenses incurred by the Agents (including the reasonable fees and disbursements of all counsel for the Agents and DIP Lenders and any internal or third-party appraisers, consultants, advisors and auditors engaged by or for the benefit of the Agents and/or their counsel) in connection with the preparation, execution, delivery, and administration of the DIP Loan Documents, the Interim Order, this Final Order, and any other agreements, instruments, pleadings, or other documents prepared or reviewed in connection with any of the foregoing, whether or not any or all of the transactions contemplated hereby or by the DIP Loan Documents are consummated.

(b)                                 Notice of Professional Fees. Professionals for the DIP Agent and the Prepetition Bridge Loan Secured Parties (including professionals engaged by counsel to the DIP Agent, Prepetition Agent or the other Prepetition Bridge Loan Secured Parties, as applicable) (collectively, the “Lender Professionals”; the “Lender Professionals” shall include the professionals for the DIP Agent or the lenders party to the DIP Facility (including professionals engaged by counsel thereto)) shall not be required to comply with the United States Trustee fee guidelines or submit invoices to this Court. Copies of summary invoices shall be submitted to the Debtors by such Lender Professionals and the Debtors shall forward same to the United States Trustee, Novelion, counsel to the Committee, and such other parties as this Court may direct (collectively, the “Lender Fee Notice Parties”). The invoices shall be sufficiently detailed to enable a determination as to the reasonableness of such fees and expenses and, upon the request of any Lender Fee Notice Party, shall include time detail; provided, however, that such invoices may be redacted to the extent necessary to delete any information subject to the attorney-client privilege, any information constituting attorney work product, or any other confidential information, and the provision of such invoices shall not constitute any waiver of the attorney-client privilege or of any benefits of the attorney work product doctrine or other applicable privilege. If the Debtors, United States Trustee or the Committee object to the reasonableness of the fees and expenses of any of the Lender Professionals and cannot resolve such objection within fifteen (15) days of receipt of such invoices by the Debtors, then the Debtors, United States Trustee, or the Committee, as the case may be, shall file with this Court and serve on such Lender Professionals an objection (the “Fee Objection”) limited to the issue of the reasonableness of such fees and expenses, and any failure by any such party to file a Fee Objection within such fifteen (15) day period shall constitute a waiver of any right of such party to object to the applicable invoice; provided that the Committee may waive its right to object prior to the expiration of the fifteen (15) day period if the Committee affirmatively agrees in writing that the fees are reasonable prior to such expiration. Notwithstanding any provision herein to the contrary, any objection to, and any hearing on an objection to, payment of any fees, costs, and expenses set forth in a professional fee invoice in respect of Lender Professionals shall be limited to the reasonableness of the particular items or categories of the fees, costs, and expenses that are the subject of such objection. The Debtors shall timely pay in accordance with the terms and conditions of this Final Order (a) the undisputed fees, costs, and expenses reflected on any invoice to which a Fee Objection has been timely filed and (b) all fees, costs and expenses on any invoice to which no Fee Objection has been timely filed. All such unpaid fees, costs, expenses, and charges of the DIP Agent and the Prepetition Agent that have not been disallowed by this Court on the basis of an objection filed by the Debtor, the United States Trustee or the Committee (or any subsequent trustee of the Debtors’ estates) in accordance with the terms hereof shall constitute DIP Obligations and shall be secured by the Adequate Protection Collateral as specified in this Final Order. Any and all fees, commissions, costs, and expenses paid prior to the Petition Date by any Debtor to the Agents, the other DIP Secured Parties or Prepetition Bridge Loan Secured Parties in connection with or with respect to the DIP Facility, the DIP Credit Agreement, or the other DIP Loan Documents or Prepetition Bridge Loan Documents are hereby approved in full and non-refundable and shall not otherwise be subject to any Challenge.

(c)                                  Binding Effect. Subject only to Paragraph 5 above, the provisions of this Final Order, including all findings herein, and the DIP Loan Documents shall be binding upon all parties in interest in these Cases and any Successor Cases, including the DIP Secured Parties, the Prepetition Secured Parties, the Committee, and the Debtors and their respective estates, successors and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors, an examiner appointed pursuant to section 1104 of the Bankruptcy Code, or any other fiduciary or responsible person appointed as a legal representative of any of the Debtors or with respect to the property of the estate of any of the Debtors), whether in any of the Cases, in any Successor Cases, or upon dismissal of any such Case or Successor Case; provided, however, that except to the extent expressly provided in Paragraph 5, the DIP Secured Parties and the Prepetition Secured Parties shall have no obligation to permit the use of Cash Collateral or to extend any financing to any chapter 7 or chapter 11 trustee or other responsible person appointed for the estates of the Debtors in any Case or Successor Case.

(d)                                 No Waiver. The failure of the Prepetition Secured Parties or the DIP Secured Parties to seek relief or otherwise exercise their rights and remedies under this Final Order, the Prepetition Loan Documents, the DIP Loan Documents or otherwise (or any delay in seeking or exercising same) shall not constitute a waiver of any of such parties’ rights hereunder, thereunder, or otherwise. Nothing contained in this Final Order (including the authorization of the use of any Cash Collateral) shall impair or modify any rights, claims, or defenses available in law or equity to any Prepetition Secured Party or any DIP Secured Party, including rights of a party to a swap agreement, securities contract, commodity contract, forward contract, or repurchase agreement with a Debtor to assert rights of setoff or other rights with respect thereto as permitted by law (or the right of a Debtor to contest such assertion). Except as prohibited by this Final Order, the entry of this Final Order is without prejudice to, and does not constitute a waiver of, expressly or implicitly, or otherwise impair, any right or ability of the Prepetition Secured Parties or the DIP Secured Parties under the Bankruptcy Code or under non-bankruptcy law (subject to the Restructuring Support Agreement and the Subordination Agreement) to (i) request conversion of the Cases or any Successor Cases to cases under chapter 7, dismissal of the Cases or any Successor Cases, or the appointment of a trustee or examiner in the Cases or any Successor Cases, or to oppose the use of Cash Collateral in any Successor Case, (ii) propose, subject to the provisions of section 1121 of the Bankruptcy Code, any chapter 11 plan or plans with respect to any of the Debtors or seek early termination of the Debtors’ exclusive rights to propose a plan under the Bankruptcy Code, or (iii) except as expressly provided herein, exercise any of the rights, claims, or privileges (whether legal, equitable, or otherwise) of the DIP Secured Parties or the Prepetition Secured Parties, respectively, under the DIP Loan Documents or the Prepetition Loan Documents, the Bankruptcy Code or otherwise.

(e)                                  No Third Party Rights. Except as explicitly provided for herein or in any DIP Loan Document, this Final Order does not create any rights for the benefit of any third party, creditor, equity holder, or direct, indirect, or incidental beneficiary. In determining to make any loan (whether under the DIP Credit Agreement or otherwise) or to permit the use of Cash Collateral or in exercising any rights or remedies as and when permitted pursuant to this Final Order or the DIP Loan Documents, the DIP Secured Parties and the Prepetition Secured Parties shall not (i) be deemed to be in control of the operations of the Debtors or to be acting as a “responsible person” or “owner or operator” with respect to the operation or management of the Debtors (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal, state or local statute or regulation) or (ii) owe any fiduciary duty to the Debtors, their respective creditors, shareholders, or estates.

(f)                                   Marshaling. The Prepetition Secured Parties shall (a) not exercise remedies with respect to, or otherwise realize upon any liens, mortgages or security interests placed on any estate claims and causes of action, including derivative claims, recharacterization, and/or equitable subordination to the extent not encumbered by the Prepetition Liens (the “Unencumbered Estate Causes of Action”) and any proceeds or property recovered from such Unencumbered Estate Causes of Action, whether by judgment, settlement or otherwise until such time as all Adequate Protection Collateral other than Unencumbered Estate Causes of Action and proceeds thereof has been realized upon, and (b) satisfy any claims under section 507(b) from all estate assets other than Avoidance Action Proceeds prior to seeking payment of such claims from net Avoidance Action Proceeds (to the extent the Prepetition Secured Parties’ claims under Section 507(b) of the Bankruptcy Code are payable from such net Avoidance Action Proceeds).

(g)                                  Inconsistency. In the event of any inconsistency between the terms or conditions of this Final Order and the terms or conditions of any other order entered by this Court in the nature of a “first day order”, the provisions of this Final Order shall govern and control.

(i)                                     Enforceability. This Final Order shall constitute findings of fact and conclusions of law pursuant to the Bankruptcy Rule 7052 and shall take effect and be fully enforceable nunc pro tunc to the Petition Date immediately upon execution hereof. Notwithstanding Bankruptcy Rules 4001(a)(3), 6004(h), 6006(d), 7062 or 9024 or any other Bankruptcy Rule, or Rule 62(a) of the Federal Rules of Civil Procedure, this Final Order shall be immediately effective and enforceable upon its entry, and there shall be no stay of execution or effectiveness of this Final Order.

(j)                                    Reservation of Rights. Nothing in this Final Order shall be deemed to constitute the consent of the DIP Secured Parties or the Prepetition Secured Parties, and each of the foregoing expressly reserve the right to object, to entry of any Order of the Bankruptcy Court that provides for the sale or other disposition of all or substantially all of the assets of the Debtors (or any other sale or other disposition of assets of any of the Debtors outside the ordinary course of business) to any party unless, in connection and concurrently with any such event, the proceeds of such sale are or will be sufficient to Pay in Full the DIP Obligations, the Prepetition Obligations, and the Prepetition Secured Party Adequate Protection and all of the foregoing are Paid in Full on the closing date of such sale.

(k)                                 Headings. Paragraph headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in, interpreting this Final Order.

22.                               Retention of Jurisdiction. This Court has and will retain jurisdiction to enforce this Final Order according to its terms.

IT IS SO ORDERED.

Dated:	June 27, 2019
New York, New York

/s/ Martin Glenn
MARTIN GLENN
United States Bankruptcy Judge

EXHIBIT A

DIP Credit Agreement

(attached as Exhibit C to the Motion)

EXHIBIT B

Initial Approved Budget

(see attached)

19-11632-mg Doc 150-1 Filed 06/27/19 Entered 06/27/19 14:47:05 Exhibit B Pg 1 of 4 Aegerion Pharmaceuticals, Inc. DIP Cash Collateral Exhibits As of: May 22, 2019

19-11632-mg Aegerion Pharmaceuticals, Inc. Doc 150-1 Filed 06/27/19 Entered 06/27/19 14:47:05 Exhibit B Pg 2 of 4 DIP Cash Collateral: Aegerion Consolidated In US $'000 unless otherwise indicated Page 2 of 4 $ 20,000 - - - 20,000 $ 41,895 (762) DIP Facility 28 DIP Beginning Available Balance $ - $ - $ - $ - $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 29 Plus: Advances - - - - - - - - - - - - - 30 Less: Paydowns - - - - - - - - - - - - - 31 Others - - - - - - - - - - - - - DIP Ending Balance - - - - 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 Ending Liquidity (Cash + DIP Availability) $ 28,672 $ 30,278 $ 33,586 $ 33,166 $ 51,042 $ 51,730 $ 51,674 $ 48,456 $ 48,008 $ 46,992 $ 45,981 $ 43,217 $ 41,895 Memo: DIP Interest and Fees - - - - (600) - (93) - - - (69) - - Aegerion Consolidated Week 1 Forecast 05/19/19 05/25/19 Week 2 Forecast 05/26/19 06/01/19 Week 3 Forecast 06/02/19 06/08/19 Week 4 Forecast 06/09/19 06/15/19 Week 5 Forecast 06/16/19 06/22/19 Week 6 Forecast 06/23/19 06/29/19 Week 7 Forecast 06/30/19 07/06/19 Week 8 Forecast 07/07/19 07/13/19 Week 9 Forecast 07/14/19 07/20/19 Week 10 Forecast 07/21/19 07/27/19 Week 11 Forecast 07/28/19 08/03/19 Week 12 Forecast 08/04/19 08/10/19 Week 13 Forecast 08/11/19 08/17/19 126 139 Total 13-weeks Cash Receipts 1 Lomitapide $ 22 $ 1,387 $ 1,200 $ 988 $ 843 $ 1,868 $ 861 $ 759 $ 789 $ 994 $ 1,981 $ 626 $ 1,078 2 Metreleptin 475 3,027 3,694 1,514 979 2,632 2,457 1,919 1,342 1,538 1,879 2,096 1,812 3 Third Parties Royalties - - - - - - - - - - - - 1,031 4 Other - - - - 256 5,000 - - - - - - 10 Total Cash Receipts 497 4,413 4,894 2,502 2,078 9,500 3,318 2,679 2,131 2,532 3,860 2,722 3,930 Operating Disbursements 5 Payroll and Benefits (87) (921) (132) (618) (368) (533) (96) (800) - (877) (50) (594) (75) 6 Payroll and Benefits (Rejuvenate) - - - - - - - - - - - - - 7 Discounts and Rebates (11) (151) (46) (108) (955) (1,016) (982) (1,054) (952) (952) (1,035) (186) (183) 8 Royalty Payments - - - - - - - - - - - - (2,292) 9 Product Manufacturing (326) (996) (172) (462) (436) (3,614) (537) (1,251) (439) (436) (435) (1,041) (651) 10 Clinical / Medical Affairs (7) (82) (82) (183) (139) (139) (139) (845) (165) (115) (115) (115) (243) 11 Facilities (incl. Leases) (69) (41) (8) (48) (13) (41) (73) (2) (54) (54) (20) (2) (54) 12 Insurance (1) - (0) (1) (100) - - (0) - (0) - (0) - 13 Legal Fees (28) (50) (140) (33) - (241) - - - (144) - - - 14 Other Professionals (175) (102) (261) (413) (315) (274) (231) (161) (472) (333) (301) (182) (312) 15 Other Operating Disbursements (148) (465) (746) (478) (1,146) (704) (1,098) (1,359) (497) (587) (539) (549) (869) Total Operating Disbursements (852) (2,807) (1,586) (2,345) (3,473) (6,563) (3,156) (5,471) (2,579) (3,498) (2,496) (2,671) (4,678) Non-Operating Disbursements 16 Permitted Affiliate Services Payments - - - - - (146) - - - - (192) - - 17 Net DIP Funding and Debt Services - - - - (600) - (93) - - - (69) - - 18 Professional Fees - Restructuring - - - (446) - (803) (125) (425) - - (1,865) (125) (575) 19 Professional Fees - Litigation and DOJ - - - - - - - - - - - (2,690) - 20 Other Non-operating Disb. - - - (130) (130) (1,300) - - - (50) (250) - - Total Non-operating Disbursements - - - (576) (730) (2,249) (218) (425) - (50) (2,376) (2,815) (575) $ 13,395 25,365 1,031 5,266 45,056 (5,151) - (7,631) (2,292) (10,797) (2,370) (479) (104) (635) (3,531) (9,185) (42,176) 2,881 (338) (762) (4,364) (2,690) (1,859) (10,013) $ (7,133) $ 16,767 (7,133) - 0 10,285 $ 19,919 1,975 21,895 - $ 21,895 Net Cash Flow $ (355) $ 1,606 $ 3,308 $ (419) $ (2,124) $ 688 $ (57) $ (3,218) $ (448) $ (1,016) $ (1,011) $ (2,764) $ (1,322) Unrestricted Book Cash Position 21 Beginning Book Cash Balance $ 16,767 $ 28,412 $ 30,018 $ 33,326 $ 32,906 $ 30,782 $ 29,685 $ 29,699 $ 26,481 $ 26,033 $ 25,017 $ 24,005 $ 21,242 22 Net Cash Flow (See Above) (355) 1,606 3,308 (419) (2,124) 688 (57) (3,218) (448) (1,016) (1,011) (2,764) (1,322) 23 Intercompany Funding - - - - - - - - - - - - - 24 FX gains/(losses) 0 - - - - - - - - - - - - 25 Release/(Increase) of Restricted Cash 12,000 - - - - (1,785) 70 - - - - - - Ending Unrestricted Book Cash Balance $ 28,412 $ 30,018 $ 33,326 $ 32,906 $ 30,782 $ 29,685 $ 29,699 $ 26,481 $ 26,033 $ 25,017 $ 24,005 $ 21,242 $ 19,919 26 Plus: Restricted Cash 260 260 260 260 260 2,045 1,975 1,975 1,975 1,975 1,975 1,975 1,975 Total EndingBook cash 28,672 30,278 33,586 33,166 31,042 31,730 31,674 28,456 28,008 26,992 25,981 23,217 21,895 27 Addback: Outstanding Checks - - - - - - - - - - - - - Ending Bank Cash Balance $ 28,672 $ 30,278 $ 33,586 $ 33,166 $ 31,042 $ 31,730 $ 31,674 $ 28,456 $ 28,008 $ 26,992 $ 25,981 $ 23,217 $ 21,895 Net Operating Cash Flow (355) 1,606 3,308 156 (1,395) 2,937 162 (2,793) (448) (966) 1,364 51 (747)

19-11632-mg Aegerion Pharmaceuticals, Inc. Doc 150-1 Filed 06/27/19 Entered 06/27/19 14:47:05 Exhibit B Pg 3 of 4 DIP Cash Collateral: Aegerion - U.S. Entities (Debtors) In US $'000 unless otherwise indicated Page 3 of 4 $ 20,000 - - - 20,000 $ 36,123 (762) DIP Facility 28 DIP Beginning Available Balance $ - $ - $ - $ - $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 $ 20,000 29 Less: Advances - - - - - - - - - - - - - 30 Plus: Paydowns - - - - - - - - - - - - - 31 Others - - - - - - - - - - - - - DIP Ending Balance - - - - 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 Ending Liquidity (Cash + DIP Availability) $ 19,505 $ 21,078 $ 23,472 $ 23,740 $ 42,242 $ 45,820 $ 46,716 $ 43,509 $ 43,026 $ 42,070 $ 40,177 $ 37,072 $ 36,123 Memo: DIP Interest and Fees - - - - (600) - (93) - - - (69) - - Aegerion - U.S. Entity Week 1 Forecast 05/19/19 05/25/19 Week 2 Forecast 05/26/19 06/01/19 Week 3 Forecast 06/02/19 06/08/19 Week 4 Forecast 06/09/19 06/15/19 Week 5 Forecast 06/16/19 06/22/19 Week 6 Forecast 06/23/19 06/29/19 Week 7 Forecast 06/30/19 07/06/19 Week 8 Forecast 07/07/19 07/13/19 Week 9 Forecast 07/14/19 07/20/19 Week 10 Forecast 07/21/19 07/27/19 Week 11 Forecast 07/28/19 08/03/19 Week 12 Forecast 08/04/19 08/10/19 Week 13 Forecast 08/11/19 08/17/19 126 139 Total 13-weeks Cash Receipts 1 Lomitapide $ - $ 402 $ 1,113 $ 988 $ 843 $ 1,070 $ 813 $ 713 $ 743 $ 948 $ 1,165 $ 576 $ 1,028 2 Metreleptin - 2,208 1,961 1,380 872 2,202 1,458 1,069 1,342 1,412 1,653 1,053 954 3 Third Parties Royalties - - - - - - - - - - - - 1,031 4 Other - - - - - 5,000 - - - - - - - Total Cash Receipts - 2,610 3,075 2,368 1,715 8,271 2,271 1,782 2,085 2,360 2,818 1,629 3,013 Operating Disbursements 5 Payroll and Benefits (25) (515) - (513) - (512) - (667) - (509) - (508) - 6 Payroll and Benefits (Rejuvenate) - - - - - - - - - - - - - 7 Discounts and Rebates - - (30) - (945) (965) (952) (952) (952) (952) (952) (183) (183) 8 Royalty Payments - - - - - - - - - - - - (2,292) 9 Product Manufacturing - (150) (150) (313) (14) (14) (71) (371) (11) (11) (11) (611) (159) 10 Clinical / Medical Affairs - (75) (75) (176) (127) (127) (127) (226) (138) (88) (88) (88) (117) 11 Facilities (incl. Leases) - (35) - (35) - - (8) - (40) - (8) - (40) 12 Insurance - - - - (100) - - - - - - - - 13 Legal Fees - (50) (100) - - (179) - - - (79) - - - 14 Other Professionals - (50) (50) (140) (104) (104) (104) (104) (178) (178) (178) (128) (97) 15 Other Operating Disbursements (51) (61) (76) (347) (1,094) (344) (395) (344) (449) (449) (499) (400) (399) Total Operating Disbursements (76) (936) (481) (1,524) (2,384) (2,245) (1,657) (2,664) (1,768) (2,266) (1,736) (1,918) (3,287) Non-Operating Disbursements 16 Permitted Affiliate Services Payments - - - - - (146) - - - - (192) - - 17 Net DIP Funding and Debt Services - - - - (600) - (93) - - - (69) - - 18 Professional Fees - Restructuring - - - (446) - (803) (125) (425) - - (1,865) (125) (575) 19 Professional Fees - Litigation and DOJ - - - - - - - - - - - (2,690) - 20 Other Non-operating Disb. - - - (130) (130) (1,300) - - - (50) (250) - - Total Non-operating Disbursements - - - (576) (730) (2,249) (218) (425) - (50) (2,376) (2,815) (575) $ 10,402 17,565 1,031 5,000 33,998 (3,249) - (7,066) (2,292) (1,886) (1,453) (166) (100) (407) (1,414) (4,909) (22,942) 11,056 (338) (762) (4,364) (2,690) (1,859) (10,013) $ 1,042 $ 6,161 1,042 (3,300) - 10,285 $ 14,188 1,935 16,123 - $ 16,123 Net Cash Flow $ (76) $ 1,674 $ 2,594 $ 268 $ (1,398) $ 3,778 $ 396 $ (1,307) $ 317 $ 44 $ (1,294) $ (3,104) $ (849) Unrestricted Book Cash Position 21 Beginning Book Cash Balance $ 6,161 $ 19,285 $ 20,859 $ 23,252 $ 23,521 $ 22,022 $ 23,815 $ 24,781 $ 21,574 $ 21,091 $ 20,135 $ 18,242 $ 15,137 22 Net Cash Flow (See Above) (76) 1,674 2,594 268 (1,398) 3,778 396 (1,307) 317 44 (1,294) (3,104) (849) 23 Intercompany Funding 1,200 (100) (200) - (100) (200) 500 (1,900) (800) (1,000) (600) - (100) 24 FX gains/(losses) - - - - - - - - - - - - - 25 Release/(Increase) of Restricted Cash 12,000 - - - - (1,785) 70 - - - - - - Ending Unrestricted Book Cash Balance $ 19,285 $ 20,859 $ 23,252 $ 23,521 $ 22,022 $ 23,815 $ 24,781 $ 21,574 $ 21,091 $ 20,135 $ 18,242 $ 15,137 $ 14,188 26 Plus: Restricted Cash 220 220 220 220 220 2,005 1,935 1,935 1,935 1,935 1,935 1,935 1,935 Total EndingBook cash 19,505 21,078 23,472 23,740 22,242 25,820 26,716 23,509 23,026 22,070 20,177 17,072 16,123 27 Addback: Outstanding Checks - - - - - - - - - - - - - Ending Bank Cash Balance $ 19,505 $ 21,078 $ 23,472 $ 23,740 $ 22,242 $ 25,820 $ 26,716 $ 23,509 $ 23,026 $ 22,070 $ 20,177 $ 17,072 $ 16,123 Net Operating Cash Flow (76) 1,674 2,594 844 (669) 6,026 615 (882) 317 94 1,082 (289) (274)

19-11632-mg Aegerion Pharmaceuticals, Inc. Doc 150-1 Filed 06/27/19 Entered 06/27/19 14:47:05 Exhibit B Pg 4 of 4 DIP Cash Collateral: Aegerion - non-U.S. Entities (Non-Debtors) In US $'000 unless otherwise indicated Page 4 of 4 Aegerion - non-U.S. Entities Week 1 Forecast 05/19/19 05/25/19 Week 2 Forecast 05/26/19 06/01/19 Week 3 Forecast 06/02/19 06/08/19 Week 4 Forecast 06/09/19 06/15/19 Week 5 Forecast 06/16/19 06/22/19 Week 6 Forecast 06/23/19 06/29/19 Week 7 Forecast 06/30/19 07/06/19 Week 8 Forecast 07/07/19 07/13/19 Week 9 Forecast 07/14/19 07/20/19 Week 10 Forecast 07/21/19 07/27/19 Week 11 Forecast 07/28/19 08/03/19 Week 12 Forecast 08/04/19 08/10/19 Week 13 Forecast 08/11/19 08/17/19 126 139 Total 13-weeks Cash Receipts 1 Lomitapide $ 22 $ 985 $ 87 $ - $ - $ 798 $ 47 $ 46 $ 46 $ 46 $ 817 $ 50 $ 50 2 Metreleptin 475 819 1,733 134 107 430 999 850 - 126 225 1,044 858 3 Third Parties Royalties - - - - - - - - - - - - - 4 Other - - - - 256 - - - - - - - 10 Total Cash Receipts 497 1,804 1,819 134 363 1,228 1,046 897 46 172 1,042 1,093 917 Operating Disbursements 5 Payroll and Benefits (62) (406) (132) (105) (368) (21) (96) (133) - (368) (50) (87) (75) 6 Payroll and Benefits (Rejuvenate) - - - - - - - - - - - - - 7 Discounts and Rebates (11) (151) (16) (108) (10) (50) (30) (102) - - (83) (3) - 8 Royalty Payments - - - - - - - - - - - - - 9 Product Manufacturing (326) (846) (22) (150) (422) (3,600) (466) (880) (428) (425) (425) (431) (492) 10 Clinical / Medical Affairs (7) (7) (7) (7) (12) (12) (12) (618) (27) (27) (27) (27) (125) 11 Facilities (incl. Leases) (69) (6) (8) (14) (13) (41) (65) (2) (14) (54) (12) (2) (14) 12 Insurance (1) - (0) (1) (0) - - (0) - (0) - (0) - 13 Legal Fees (28) - (40) (33) - (63) - - - (65) - - - 14 Other Professionals (175) (52) (211) (272) (211) (171) (127) (57) (294) (154) (123) (54) (215) 15 Other Operating Disbursements(96) (404) (670) (131) (52) (360) (703) (1,015) (48) (138) (40) (149) (470) Total Operating Disbursements(776) (1,872) (1,105) (822) (1,089) (4,318) (1,499) (2,807) (811) (1,232) (760) (753) (1,390) Non-Operating Disbursements 16 Permitted Affiliate Services Payments - - - - - - - - - - - - - 17 Net DIP Funding and Debt Services - - - - - - - - - - - - - 18 Professional Fees - Restructuring - - - - - - - - - - - - - 19 Professional Fees - Litigation and DOJ - - - - - - - - - - - - - 20 Other Non-operating Disb. - - - - - - - - - - - - - Total Non-operating Disbursements-- - - - - - - - - - - - $ 2,993 7,799 - 266 11,058 (1,902) - (566) - (8,911) (916) (313) (4) (228) (2,117) (4,277) (19,233) (8,175) - - - - - - $ (8,175) $ 10,606 (8,175) 3,300 0 - $ 5,731 40 5,771 - $ 5,771 Net Cash Flow $ (279) $ (68) $ 714 $ (688) $ (726) $ (3,089) $ (453) $ (1,911) $ (765) $ (1,060) $ 282 $ 341 $ (473) Unrestricted Book Cash Position 21 Beginning Book Cash Balance $ 10,606 $ 9,127 $ 9,159 $ 10,074 $ 9,386 $ 8,760 $ 5,870 $ 4,917 $ 4,907 $ 4,942 $ 4,882 $ 5,764 $ 6,104 22 Net Cash Flow (See Above) (279) (68) 714 (688) (726) (3,089) (453) (1,911) (765) (1,060) 282 341 (473) 23 Intercompany Funding (1,200) 100 200 - 100 200 (500) 1,900 800 1,000 600 - 100 24 FX gains/(losses) 0 - - - - - - - - - - - - 25 Release/(Increase) of Restricted Cash - - - - - - - - - - - - - Ending Unrestricted Book Cash Balance $ 9,127 $ 9,159 $ 10,074 $ 9,386 $ 8,760 $ 5,870 $ 4,917 $ 4,907 $ 4,942 $ 4,882 $ 5,764 $ 6,104 $ 5,731 26 Plus: Restricted Cash 40 40 40 40 40 40 40 40 40 40 40 40 40 Total EndingBook cash 9,167 9,199 10,114 9,426 8,800 5,911 4,958 4,947 4,982 4,922 5,804 6,145 5,771 27 Addback: Outstanding Checks - - - - - - - - - - - - - Ending Bank Cash Balance $ 9,167 $ 9,199 $ 10,114 $ 9,426 $ 8,800 $ 5,911 $ 4,958 $ 4,947 $ 4,982 $ 4,922 $ 5,804 $ 6,145 $ 5,771 Net Operating Cash Flow (279) (68) 714 (688) (726) (3,089) (453) (1,911) (765) (1,060) 282 341 (473)